ESTIMATED RESERVES AND FUTURE NET REVENUE

AS OF

JUNE 1, 2011

ATTRIBUTABLE TO INTERESTS

OWNED BY

BLACK ROCK

IN CERTAIN PROPERTIES

LOCATED IN

TEXAS

FGA

FORREST A. GARB & ASSOCIATES, INC.

INTERNATIONAL PETROLEUM CONSULTANTS

FORREST A. GARB & ASSOCIATES, INC.

INTERNATIONAL PETROLEUM CONSULTANTS
5310 HARVEST HILL ROAD, SUITE 275, LB 152
DALLAS, TEXAS 75230 - 5805
(972)788-1110 Telefax (972)991-3160 (E MAIL) forgarb@forgarb.com

September 23, 2011

Mr. Alan Barksdale
Red Mountain Resources, Inc.
2515 McKinney Avenue, Suite 900
Dallas, TX 75201

Dear Mr. Barksdale:

At your request, Forrest A. Garb & Associates, Inc. (FGA) has estimated the proved reserves and future net revenue, as of June 1, 2011, attributable to interests owned by BLACK ROCK in certain oil and gas properties located in Texas.

This report has been prepared using the definitions and guidelines of the U.S. Securities and Exchange Commission (SEC), and with the exception of the exclusion of future income taxes, conforms to the FASB Accounting Standards Codification Topic 932, Extractive Industries – Oil and Gas. These guidelines specify the use of a 12-month first-day-of-the-month average benchmark price, a 10 percent discount factor, and constant oil and gas prices and costs.

The following table summarizes the estimated total net reserves and future net revenue, as of June 1, 2011:

	Estimated Net Reserves[1]		Estimated Future Net Revenue	
Proved Reserve Category	**Oil and Condensate (MBbl)[2]**	**Gas (MMcf)[2]**	**Undiscounted (M$)[2]**	**Discounted at 10% Per Year[3] (M$)[2]**
Developed				
Producing	0.787	3,843.319	13,432.352	8,657.335
Non-producing	0.000	1,070.052	3,316.972	1,289.375
Undeveloped	1.407	1,526.248	3,122.335	1,470.398
Total Proved[4]	**2.195**	**6,439.620**	**19,871.660**	**11,417.109**

[1] The definitions for all reserves incorporated in this study have been set forth in this report.
[2] MBbl = thousands of barrels, MMcf = millions of cubic feet, M$ = thousands of dollars.
[3] The discounted future net revenue is not represented to be the fair market value of these reserves.
[4] The reserves and revenues in the summary table were estimated using the Aries economics program. Due to the rounding procedures used in this program, there may be slight differences in the calculated and summed values.

FORREST A. GARB & ASSOCIATES, INC.

ENGINEERING

Proved oil and gas reserves are those quantities of oil and gas which, by analysis of engineering and geoscience data, can be estimated with reasonable certainty to be economically producible from a given date forward. The basis for estimating the proved producing reserves was the extrapolation of historical production having an established decline trend. Volumetrics and/or analogy were used for forecasting properties where insufficient data were present for production decline extrapolation. Production histories were obtained from published production data and state reporting records purchased from a third party provider, HPDI, LLC, and supplemented with data provided by BLACK ROCK. The reserves for other reserve categories were estimated by analogy to adjacent comparable wells. BLACK ROCK provided the available geologic and engineering data for FGA's review. FGA has accepted BLACK ROCK's intent to recomplete the proved developed non-producing properties and to drill the proved undeveloped locations.

The analysis and findings presented in this report, with the exceptions of parameters specified by others, represent FGA's informed judgments based on accepted standards of professional engineering practice, but are subject to the generally recognized and unforeseen risks associated with the interpretation of geological, geophysical, and engineering data. Future changes in federal, state, or local regulations may adversely impact the ability to recover the future oil and gas volumes expected. Changes in economic and market conditions from the assumptions and parameters used in this study may cause the total quantity of future oil or gas recovered, actual production rates, prices received, operating expenses and capital costs to vary from the results presented in this report.

Gas volumes are expressed in millions of cubic feet (MMcf) at standard temperature and pressure. Gas sales imbalances have not been taken into account in the reserve estimates. The oil reserves shown in this study include crude oil and/or condensate. Oil volumes are expressed in thousands of barrels (MBbl), with one barrel equivalent to 42 United States gallons.

ECONOMIC CONSIDERATIONS

The benchmark oil and gas prices used in this study are the average of the first trading-day of the month spot prices posted for the West Texas Intermediate (WTI) oil and Henry Hub natural gas, per SEC guidelines. Oil prices are based on a benchmark price of $87.79 per barrel and have been adjusted by lease for gravity, transportation fees, and regional price differentials. Gas prices per thousand cubic feet (MCF) are based on a benchmark price of $4.23 per million British thermal units (MMBtu) and have been adjusted by lease for Btu content, transportation fees, and regional price differentials. The adjustment is based on the differential between historic oil and gas sales and the corresponding benchmark price. The oil and gas prices are held constant for the economic life of the properties as specified by the SEC.

Lease operating cost data was provided by BLACK ROCK for FGA's review. Capital expenditures are included as required for workovers, the future development of new wells, and for production equipment. All costs have been held constant in this evaluation. Existing or potential liabilities stemming from environmental conditions caused by current or past operating practices have not been considered in this report. No costs are included in the projections of future net revenue or in our economic analyses to restore, repair, or improve the environmental conditions of the properties studied to meet existing or future local, state, or federal regulations.

Grand total summary economic projections by reserve category and category summaries (including one-line summaries for the individual properties) are presented in Attachment A. The

individual properties have been ranked in descending order of discounted future net revenue value. This ranking is presented as Attachment B. Attachment C shows the individual projections and graphs of historical and forecast production for proved developed producing, proved developed non-producing, and proved undeveloped properties.

Attachment D presents the definitions of proved oil and gas reserves in accordance with the SEC. General comments regarding this report and the estimation of future reserves and revenue are presented in Attachment E. Attachment F contains the consulting firm profile.

The estimated future net revenues shown are those which should be realized from the sale of estimated oil and gas reserves after the deduction of severance taxes, ad valorem taxes, direct operating costs, and future capital expenditures. No deductions have been made for overhead, federal income taxes, or other indirect costs, such as interest expense and loan repayments. Surface and well equipment salvage values have not been considered in the revenue projections. The estimated reserves included in the cash flow projections have not been adjusted for risk. The reserves included in this study are estimates only and should not be construed as exact quantities. Future conditions may affect recovery of estimated reserves and revenue, and all categories of reserves may be subject to revision as more performance data become available.

BLACK ROCK provided ownership interests in the properties, and FGA accepted the extent and character of ownership (working interest and net revenue interest) as represented. Our staff conducted no independent well tests, property inspections, or audits of completion and operating expenses as part of this study.

FGA is an independent firm of geologists and petroleum engineers. Neither the firm nor its employees own any interest in the properties studied, nor have we been employed on a contingency basis. FGA has used all necessary methods and procedures in the preparation of this report for the evaluation of these properties.

We appreciate the opportunity to submit this evaluation. Should you have any questions, please do not hesitate to call.

This report was prepared under the supervision of W.D. Harris III, Registered Professional Engineer No. 75222, State of Texas.

Yours truly,

Forrest A. Garb & Associates, Inc.
Texas Registered Engineering Firm F-629

STATE OF TEXAS
W.D. HARRIS III
75222
REGISTERED PROFESSIONAL ENGINEER

W. D. Harris III
Chief Executive Officer
Forrest A. Garb & Associates, Inc.

WDH/wjb

ATTACHMENTS

ATTACHMENT A

CATEGORY AND ONE-LINE SUMMARIES

FORREST A. GARB & ASSOCIATES, INC.

TOTAL PROVED

DATE : 09/22/2011
TIME : 10:05:46
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S   A N D   E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.475	5182.752	0.114	553.181	87.79	4.249	2360.559	220.611	43.074	503.946	1592.927	1546.099
12-2012	1.508	7902.843	0.362	892.063	87.79	4.268	3839.380	360.255	93.707	1775.130	1610.289	2979.888
12-2013	1.936	5851.629	0.464	690.010	87.79	4.294	3003.442	282.465	108.412	0.000	2612.565	5130.793
12-2014	1.205	4152.944	0.289	487.740	87.79	4.284	2114.667	198.873	108.053	0.000	1807.741	6481.789
12-2015	0.866	3300.931	0.208	386.759	87.79	4.276	1672.166	157.280	107.781	0.000	1407.105	7437.258
12-2016	0.662	2761.098	0.159	322.852	87.79	4.271	1392.699	131.017	107.574	0.000	1154.109	8149.476
12-2017	0.524	2382.210	0.126	277.928	87.79	4.266	1196.572	112.584	107.417	0.000	976.571	8697.239
12-2018	0.425	2097.129	0.102	244.066	87.79	4.261	1049.019	98.713	107.298	0.000	843.008	9127.049
12-2019	0.317	2064.407	0.076	264.160	87.79	4.164	1106.522	104.903	107.037	31.968	862.614	9525.783
12-2020	0.177	1983.205	0.042	269.215	87.79	4.110	1110.274	105.758	104.832	0.000	899.684	9904.821
12-2021	0.155	1778.371	0.037	241.458	87.79	4.109	995.499	94.828	102.741	0.000	797.930	10210.428
12-2022	0.137	1587.592	0.033	215.031	87.79	4.112	887.157	84.446	95.110	0.000	707.601	10456.801
12-2023	0.122	1427.586	0.029	193.300	87.79	4.113	797.526	75.909	94.416	0.000	627.201	10655.330
12-2024	0.111	1284.906	0.026	173.989	87.79	4.113	717.868	68.327	94.416	0.000	555.125	10815.072
12-2025	0.101	1156.672	0.024	156.651	87.79	4.113	646.390	61.524	94.416	0.000	490.450	10943.375
12-2026	0.092	1041.384	0.022	141.077	87.79	4.113	582.207	55.416	94.416	0.000	432:375	11046.205
12-2027	0.085	937.709	0.020	127.080	87.79	4.114	524.544	49.928	94.416	0.000	380.200	11128.408
12-2028	0.079	844.460	0.019	114.497	87.79	4.114	472.717	44.995	94.416	0.000	333.306	11193.923
12-2029	0.073	759.706	0.018	103.091	87.79	4.115	425.736	40.524	94.067	0.000	291.144	11245.949
12-2030	0.068	664.756	0.016	89.457	87.79	4.111	369.208	35.120	87.037	0.000	247.052	11286.113
S TOT	9.116	49162.289	2.186	5943.604	87.79	4.218	25264.154	2383.476	1940.636	2311.044	18628.998	11286.113
AFTER	0.038	4029.220	0.009	496.015	87.79	4.116	2042.229	193.214	606.354	0.000	1242.661	11417.109
TOTAL	9.154	53191.508	2.195	6439.620	87.79	4.210	27306.385	2576.690	2546.990	2311.044	19871.660	11417.109

CUM.	44.088	22610.602
ULT.	53.242	75802.109

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.14
BTAX PAYOUT YEARS (DISC)	0.14
BTAX NET PROFIT/INVEST	9.60
BTAX NET PROFIT/INVEST(DISC)	6.37
INITIAL W.I. %	15.3982
FINAL W.I. %	13.9418
PRODUCTION START DATE	01/2006

NET OIL REVENUES (M$)	192.671
NET GAS REVENUES (M$)	27113.707
TOTAL REVENUES (M$)	27306.383
PRODUCT LIFE (YEARS)	44.500
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	24.0
GROSS WELLS	24.0
INITIAL NET OIL %	23.9762
FINAL NET OIL %	23.9762
INITIAL NET GAS %	11.7871
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	19871.658	35.00	5894.099
9.00	11912.438	40.00	5425.300
10.00	11417.112	50.00	4710.126
15.00	9490.622	60.00	4188.596
20.00	8168.996	70.00	3790.404
25.00	7206.250	80.00	3475.917
30.00	6472.668	90.00	3220.994
		100.00	3010.040

ATTACHMENT A - 1

BLACK ROCK
Total Proved
As of June 1, 2011

Reserve Category	Gross Oil (MBbl)	Gross Gas (MMcf)	Net Oil (MBbl)	Net Gas (MMcf)	Net Operating Revenues (M$)	Sev. and Ad Valorem Taxes (M$)	Net Operating Expenses (M$)	Capital Costs (M$)	Net Cash Flow (M$)	PW Disc @ 10% (M$)
Proved Developed Producing	3.284	35,939.072	0.787	3,843.319	16,380.976	1,531.432	1,417.192	0.000	13,432.351	8,657.337
Proved Non-Producing	0.000	4,462.979	0.000	1,070.052	4,205.306	412.646	427.735	47.952	3,316.972	1,289.375
Proved Undeveloped	5.870	12,789.458	1.407	1,526.248	6,720.103	632.613	702.063	2,263.091	3,122.335	1,470.399
TOTAL	**9.154**	**53,191.510**	**2.194**	**6,439.619**	**27,306.385**	**2,576.690**	**2,546.990**	**2,311.044**	**19,871.659**	**11,417.111**

FORREST A. GARB & ASSOCIATES, INC.

TOTAL PROVED DEVELOPED PRODUCING

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S   A N D   E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.475	4813.892	0.114	514.612	87.79	4.251	2197.411	205.357	42.376	0.000	1949.677	1901.185
12-2012	0.683	5157.997	0.164	555.081	87.79	4.256	2376.835	222.092	72.171	0.000	2082.572	3786.669
12-2013	0.546	3617.466	0.131	390.594	87.79	4.257	1674.401	156.454	71.697	0.000	1446.250	4975.730
12-2014	0.437	2805.615	0.105	303.182	87.79	4.256	1299.455	121.433	71.338	0.000	1106.686	5802.468
12-2015	0.350	2299.034	0.084	248.312	87.79	4.253	1063.320	99.384	71.065	0.000	892.871	6408.642
12-2016	0.280	1953.336	0.067	210.716	87.79	4.249	901.156	84.246	70.858	0.000	746.052	6868.990
12-2017	0.224	1701.666	0.054	183.267	87.79	4.245	782.642	73.182	70.702	0.000	638.758	7227.245
12-2018	0.179	1507.641	0.043	162.078	87.79	4.241	691.164	64.642	70.583	0.000	555.939	7510.678
12-2019	0.110	1339.466	0.026	142.866	87.79	4.227	606.226	56.729	61.370	0.000	488.127	7736.900
12-2020	0.000	1192.126	0.000	126.640	0.00	4.220	534.379	50.066	52.772	0.000	431.541	7918.709
12-2021	0.000	1067.568	0.000	113.417	0.00	4.220	478.577	44.838	50.681	0.000	383.058	8065.419
12-2022	0.000	948.431	0.000	99.928	0.00	4.229	422.603	39.521	43.049	0.000	340.033	8183.811
12-2023	0.000	852.521	0.000	89.750	0.00	4.230	379.643	35.497	42.356	0.000	301.791	8279.336
12-2024	0.000	767.269	0.000	80.775	0.00	4.230	341.679	31.947	42.356	0.000	267.376	8356.275
12-2025	0.000	690.542	0.000	72.698	0.00	4.230	307.511	28.752	42.356	0.000	236.403	8418.119
12-2026	0.000	621.488	0.000	65.428	0.00	4.230	276.760	25.877	42.356	0.000	208.527	8467.712
12-2027	0.000	559.339	0.000	58.885	0.00	4.230	249.084	23.289	42.356	0.000	183.439	8507.373
12-2028	0.000	503.405	0.000	52.997	0.00	4.230	224.175	20.960	42.356	0.000	160.859	8538.991
12-2029	0.000	452.196	0.000	47.606	0.00	4.230	201.374	18.828	42.007	0.000	140.538	8564.105
12-2030	0.000	397.913	0.000	41.898	0.00	4.230	177.227	16.571	38.173	0.000	122.484	8584.003
S TOT	3.284	33248.906	0.787	3560.729	87.79	4.245	15185.622	1419.666	1082.976	0.000	12682.980	8584.003
AFTER	0.000	2690.163	0.000	282.589	0.00	4.230	1195.353	111.765	334.216	0.000	749.372	8657.335
TOTAL	3.284	35939.066	0.787	3843.319	87.79	4.244	16380.975	1531.432	1417.192	0.000	13432.352	8657.335

	OIL, MBBL	GAS, MMCF
CUM.	44.088	22610.602
ULT.	47.372	58549.680

NET OIL REVENUES (M$)	69.125
NET GAS REVENUES (M$)	16311.846
TOTAL REVENUES (M$)	16380.973

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	14.4042
FINAL W.I. %	13.9418
PRODUCTION START DATE	01/2006

PRODUCT LIFE (YEARS)	44.500
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	17.0
GROSS WELLS	17.0
INITIAL NET OIL %	23.9762
FINAL NET OIL %	23.9762
INITIAL NET GAS %	11.7871
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	13432.351	35.00	5279.494
9.00	8943.681	40.00	4967.891
10.00	8657.338	50.00	4480.752
15.00	7524.710	60.00	4114.996
20.00	6724.214	70.00	3828.549
25.00	6124.805	80.00	3597.080
30.00	5656.737	90.00	3405.460
		100.00	3243.747

ATTACHMENT A - 3

FORREST A. GARB & ASSOCIATES, INC.

BLACK ROCK
Proved Developed Producing
As of June 1, 2011

Lease	Well	Gross Oil (MBbl)	Gross Gas (MMcf)	Net Oil (MBbl)	Net Gas (MMcf)	Net Operating Revenues (M$)	Sev. and Ad Valorem Taxes (M$)	Net Operating Expenses (M$)	Capital Costs (M$)	Net Cash Flow (M$)	PW Disc @ 10% (M$)
FROST BANK	NO. 1	0.000	172.275	0.000	41.305	214.906	20.094	63.227	0.000	131.585	109.295
FROST BANK	NO. 2	3.284	159.777	0.787	38.308	268.440	23.135	68.023	0.000	177.283	145.661
FROST BANK	NO. 3	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
FROST BANK	NO. 5	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
LA DUQUESA	NO. 1	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
RESENDEZ	NO. 1	0.000	292.727	0.000	50.770	191.910	19.719	88.800	0.000	83.391	64.253
VILLARREAL	NO. 1	0.000	832.427	0.000	87.041	368.185	34.425	83.999	0.000	249.760	170.408
VILLARREAL	NO. 3	0.000	1,102.693	0.000	115.301	487.724	45.602	98.987	0.000	343.135	211.560
VILLARREAL	NO. 6	0.000	914.307	0.000	95.603	404.400	37.811	92.364	0.000	274.224	172.607
VILLARREAL	NO. 7	0.000	1,529.900	0.000	180.331	762.801	71.322	122.929	0.000	568.550	353.403
VILLARREAL	NO. 8	0.000	2,061.992	0.000	215.609	912.024	85.274	37.991	0.000	788.759	680.819
VILLARREAL	NO. 9	0.000	635.042	0.000	66.402	280.880	26.262	77.377	0.000	177.241	120.430
VILLARREAL	NO. 10	0.000	9,052.703	0.000	946.580	4,004.032	374.377	174.272	0.000	3,455.384	2,057.488
VILLARREAL	NO. 11	0.000	12,625.191	0.000	1,320.130	5,584.153	522.118	186.123	0.000	4,875.910	2,938.317
VILLARREAL	NO. 12	0.000	999.231	0.000	104.483	441.962	41.323	92.364	0.000	308.275	202.496
VILLARREAL	NO. 14	0.000	3,797.317	0.000	397.060	1,679.563	157.039	130.007	0.000	1,392.516	982.245
VILLARREAL	NO. 15	0.000	1,763.491	0.000	184.396	779.996	72.930	100.729	0.000	606.337	448.354
TOTAL		**3.284**	**35,939.072**	**0.787**	**3,843.319**	**16,380.976**	**1,531.432**	**1,417.192**	**0.000**	**13,432.351**	**8,657.337**

FORREST A. GARB & ASSOCIATES, INC.

TOTAL PROVED NON-PRODUCING

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S   A N D   E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	15.984	-15.984	-15.240
12-2012	0.000	173.215	0.000	41.530	0.00	4.230	175.673	17.238	7.672	0.000	150.763	120.903
12-2013	0.000	155.893	0.000	37.377	0.00	4.230	158.106	15.514	7.672	0.000	134.919	231.663
12-2014	0.000	140.304	0.000	33.640	0.00	4.230	142.295	13.963	7.672	0.000	120.660	321.713
12-2015	0.000	126.274	0.000	30.276	0.00	4.230	128.066	12.566	7.672	0.000	107.827	394.870
12-2016	0.000	113.646	0.000	27.248	0.00	4.230	115.259	11.310	7.672	0.000	96.277	454.253
12-2017	0.000	102.282	0.000	24.523	0.00	4.230	103.733	10.179	7.672	0.000	85.882	502.409
12-2018	0.000	92.053	0.000	22.071	0.00	4.230	93.360	9.161	7.672	0.000	76.527	541.419
12-2019	0.000	287.345	0.000	68.894	0.00	3.910	269.359	26.431	16.623	31.968	194.336	630.425
12-2020	0.000	400.543	0.000	96.035	0.00	3.864	371.057	36.410	23.017	0.000	311.630	761.708
12-2021	0.000	360.489	0.000	86.431	0.00	3.864	333.951	32.769	23.017	0.000	278.165	868.240
12-2022	0.000	324.440	0.000	77.788	0.00	3.864	300.556	29.492	23.017	0.000	248.047	954.602
12-2023	0.000	291.996	0.000	70.010	0.00	3.864	270.501	26.543	23.017	0.000	220.941	1024.534
12-2024	0.000	262.796	0.000	63.009	0.00	3.864	243.451	23.889	23.017	0.000	196.545	1081.089
12-2025	0.000	236.517	0.000	56.708	0.00	3.864	219.106	21.500	23.017	0.000	174.589	1126.760
12-2026	0.000	212.865	0.000	51.037	0.00	3.864	197.195	19.350	23.017	0.000	154.828	1163.580
12-2027	0.000	191.579	0.000	45.933	0.00	3.864	177.476	17.415	23.017	0.000	137.044	1193.209
12-2028	0.000	172.421	0.000	41.340	0.00	3.864	159.728	15.673	23.017	0.000	121.038	1216.999
12-2029	0.000	155.179	0.000	37.206	0.00	3.864	143.755	14.106	23.017	0.000	106.632	1236.052
12-2030	0.000	129.160	0.000	30.968	0.00	3.834	118.730	11.650	19.820	0.000	87.259	1250.256
S TOT	0.000	3928.997	0.000	942.023	0.00	3.950	3721.356	365.158	320.322	47.952	2987.924	1250.256
AFTER	0.000	533.983	0.000	128.029	0.00	3.780	483.949	47.487	107.413	0.000	329.048	1289.375
TOTAL	0.000	4462.979	0.000	1070.052	0.00	3.930	4205.306	412.646	427.735	47.952	3316.972	1289.375

CUM.	0.000	0.000
ULT.	0.000	4462.980

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	4205.305
TOTAL REVENUES (M$)	4205.305

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.69
BTAX PAYOUT YEARS (DISC)	0.70
BTAX NET PROFIT/INVEST	70.17
BTAX NET PROFIT/INVEST(DISC)	43.58
INITIAL W.I. %	31.9683
FINAL W.I. %	31.9683
PRODUCTION START DATE	01/2006

PRODUCT LIFE (YEARS)	26.917
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	3.0
GROSS WELLS	3.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	23.9761
FINAL NET GAS %	23.9762

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	3316.972	35.00	369.608
9.00	1394.518	40.00	318.848
10.00	1289.375	50.00	250.136
15.00	909.615	60.00	206.153
20.00	682.024	70.00	175.629
25.00	536.691	80.00	153.149
30.00	438.740	90.00	135.848
		100.00	122.084

BLACK ROCK
Proved Non-Producing
As of June 1, 2011

Lease	Well	Gross Oil (MBbl)	Gross Gas (MMcf)	Net Oil (MBbl)	Net Gas (MMcf)	Net Operating Revenues (M$)	Sev. and Ad Valorem Taxes (M$)	Net Operating Expenses (M$)	Capital Costs (M$)	Net Cash Flow (M$)	PW Disc @ 10% (M$)
FROST BANK	NO. 1	0.000	1,487.660	0.000	356.684	1,348.266	132.299	142.578	15.984	1,057.405	309.447
FROST BANK	NO. 2	0.000	1,487.660	0.000	356.684	1,348.266	132.299	142.578	15.984	1,057.405	290.396
FROST BANK	NO. 4	0.000	1,487.660	0.000	356.684	1,508.774	148.048	142.578	15.984	1,202.163	689.532
TOTAL		**0.000**	**4,462.979**	**0.000**	**1,070.052**	**4,205.306**	**412.646**	**427.735**	**47.952**	**3,316.972**	**1,289.375**

TOTAL PROVED UNDEVELOPED

DATE : 09/22/2011
TIME : 10:05:46
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S   A N D   E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	368.860	0.000	38.569	0.00	4.230	163.148	15.254	0.697	487.962	-340.765	-339.846
12-2012	0.825	2571.632	0.198	295.451	87.79	4.297	1286.872	120.924	13.864	1775.130	-623.046	-927.683
12-2013	1.389	2078.270	0.333	262.038	87.79	4.357	1170.936	110.496	29.043	0.000	1031.396	-76.600
12-2014	0.768	1207.025	0.184	150.918	87.79	4.352	672.917	63.478	29.043	0.000	580.396	357.609
12-2015	0.516	875.623	0.124	108.171	87.79	4.344	480.780	45.330	29.043	0.000	406.407	633.747
12-2016	0.382	694.116	0.092	84.889	87.79	4.338	376.284	35.462	29.043	0.000	311.780	826.233
12-2017	0.300	578.263	0.072	70.137	87.79	4.333	310.197	29.223	29.043	0.000	251.931	967.584
12-2018	0.246	497.434	0.059	59.917	87.79	4.328	264.495	24.909	29.043	0.000	210.542	1074.952
12-2019	0.206	437.596	0.049	52.400	87.79	4.324	230.937	21.743	29.043	0.000	180.151	1158.456
12-2020	0.177	390.536	0.042	46.540	87.79	4.321	204.837	19.282	29.043	0.000	156.513	1224.403
12-2021	0.155	350.314	0.037	41.610	87.79	4.319	182.971	17.221	29.043	0.000	136.707	1276.768
12-2022	0.137	314.721	0.033	37.314	87.79	4.318	163.998	15.434	29.043	0.000	119.521	1318.388
12-2023	0.122	283.069	0.029	33.540	87.79	4.317	147.382	13.870	29.043	0.000	104.470	1351.459
12-2024	0.111	254.841	0.026	30.205	87.79	4.318	132.739	12.492	29.043	0.000	91.204	1377.707
12-2025	0.101	229.614	0.024	27.246	87.79	4.318	119.774	11.272	29.043	0.000	79.458	1398.496
12-2026	0.092	207.031	0.022	24.612	87.79	4.320	108.252	10.189	29.043	0.000	69.020	1414.913
12-2027	0.085	186.791	0.020	22.262	87.79	4.321	97.985	9.223	29.043	0.000	59.718	1427.826
12-2028	0.079	168.634	0.019	20.161	87.79	4.323	88.814	8.361	29.043	0.000	51.409	1437.932
12-2029	0.073	152.331	0.018	18.279	87.79	4.326	80.607	7.590	29.043	0.000	43.974	1445.792
12-2030	0.068	137.684	0.016	16.592	87.79	4.328	73.251	6.899	29.043	0.000	37.309	1451.854
S TOT	5.832	11984.385	1.398	1440.851	87.79	4.327	6357.175	598.652	537.339	2263.092	2958.094	1451.854
AFTER	0.038	805.074	0.009	85.397	87.79	4.241	362.927	33.961	164.725	0.000	164.242	1470.398
TOTAL	5.870	12789.459	1.407	1526.248	87.79	4.322	6720.103	632.613	702.063	2263.092	3122.335	1470.398

CUM.	0.000	0.000	NET OIL REVENUES (M$)	123.546
			NET GAS REVENUES (M$)	6596.557
ULT.	5.870	12789.458	TOTAL REVENUES (M$)	6720.103

BTAX RATE OF RETURN (PCT)	48.70	PRODUCT LIFE (YEARS)	32.417
BTAX PAYOUT YEARS	2.52	DISCOUNT RATE (PCT)	10.000
BTAX PAYOUT YEARS (DISC)	2.76	GROSS OIL WELLS	0.0
BTAX NET PROFIT/INVEST	2.38	GROSS GAS WELLS	4.0
BTAX NET PROFIT/INVEST(DISC)	1.70	GROSS WELLS	4.0
INITIAL W.I. %	15.6803	INITIAL NET OIL %	23.9762
FINAL W.I. %	13.9418	FINAL NET OIL %	23.9762
PRODUCTION START DATE	01/2006	INITIAL NET GAS %	10.4563
		FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	3122.335	35.00	244.997
9.00	1574.239	40.00	138.563
10.00	1470.399	50.00	-20.761
15.00	1056.298	60.00	-132.553
20.00	762.756	70.00	-213.774
25.00	544.753	80.00	-274.312
30.00	377.192	90.00	-320.314
		100.00	-355.791

BLACK ROCK
Proved Undeveloped
As of June 1, 2011

Lease	Well	Gross Oil (MBbl)	Gross Gas (MMcf)	Net Oil (MBbl)	Net Gas (MMcf)	Net Operating Revenues (M$)	Sev. and Ad Valorem Taxes (M$)	Net Operating Expenses (M$)	Capital Costs (M$)	Net Cash Flow (M$)	PW Disc @ 10% (M$)
FROST BANK	NO. 6	5.870	1,397.507	1.407	335.069	1,681.415	161.496	312.042	799.206	408.671	136.059
VILLARREAL	NO. 13	0.000	3,797.318	0.000	397.060	1,679.563	157.039	130.007	487.962	904.555	463.730
VILLARREAL	NO. 16	0.000	3,797.317	0.000	397.060	1,679.562	157.039	130.007	487.962	904.555	445.675
VILLARREAL	NO. 17	0.000	3,797.317	0.000	397.060	1,679.563	157.039	130.007	487.962	904.555	424.935
TOTAL		**5.870**	**12,789.458**	**1.407**	**1,526.248**	**6,720.103**	**632.613**	**702.063**	**2,263.091**	**3,122.335**	**1,470.399**

ATTACHMENT B

RANKING OF PROVED PROPERTIES IN DESCENDING ORDER OF DISCOUNTED FUTURE NET REVENUE VALUE

BLACK ROCK
Properties Ranked by Discounted Value

As of June 1, 2011

Lease		Rank	Discount Net Value (M$)	Percent of Total Value	Cum. Percent	Non-Disc. Cash (M$)
VILLARREAL #11	PDP	1	2,938.317	25.74%	25.74%	4,875.910
VILLARREAL #10	PDP	2	2,057.488	18.02%	43.76%	3,455.384
VILLARREAL #14	PDP	3	982.245	8.60%	52.36%	1,392.516
FROST BANK #4	PNP	4	689.532	6.04%	58.40%	1,202.163
VILLARREAL # 8	PDP	5	680.819	5.96%	64.37%	788.759
VILLARREAL #13	PUD	6	463.730	4.06%	68.43%	904.555
VILLARREAL #15	PDP	7	448.354	3.93%	72.36%	606.337
VILLARREAL #16	PUD	8	445.675	3.90%	76.26%	904.555
VILLARREAL #17	PUD	9	424.935	3.72%	79.98%	904.555
VILLARREAL # 7	PDP	10	353.403	3.10%	83.08%	568.550
FROST BANK #1	PNP	11	309.447	2.71%	85.79%	1,057.405
FROST BANK #2	PNP	12	290.396	2.54%	88.33%	1,057.405
VILLARREAL # 3	PDP	13	211.560	1.85%	90.18%	343.135
VILLARREAL #12	PDP	14	202.496	1.77%	91.96%	308.275
VILLARREAL # 6	PDP	15	172.607	1.51%	93.47%	274.224
VILLARREAL # 1	PDP	16	170.408	1.49%	94.96%	249.760
FROST BANK #2	PDP	17	145.661	1.28%	96.24%	177.283
FROST BANK #6	PUD	18	136.059	1.19%	97.43%	408.671
VILLARREAL # 9	PDP	19	120.430	1.05%	98.48%	177.241
FROST BANK #1	PDP	20	109.295	0.96%	99.44%	131.585
RESENDEZ #1	PDP	21	64.253	0.56%	100.00%	83.391
FROST BANK #3	PDP	22	0.000	0.00%	100.00%	0.000
FROST BANK #5	PDP	23	0.000	0.00%	100.00%	0.000
LA DUQUESA #1	PDP	24	0.000	0.00%	100.00%	0.000
TOTAL			**11,417.1**	**100.00%**		**19,871.7**

PDP: Proved Developed Producing
PNP: Proved Non-Producing
PUD: Proved Undeveloped

ATTACHMENT C

INDIVIDUAL PROJECTIONS AND GRAPHS
OF
HISTORICAL AND FORECAST PRODUCTION

PROVED DEVELOPED PRODUCING


Gas
Gas-MCF/M
Oil-BBL/M
FROST BANK #1
FIELD: LOPEZ, SE
LOCATION: DUVAL , TX
OPERATOR: STONE STREET
RESERVOIR: 8140 (HINNANT)
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
GARB062011
100000 1000
10000 100
1000 10
05 06 07 08 09 10 11 12 13 14 15 16 17
Year
Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 2444907
Rem= 184949
EUR= 2629856
Yrs= 22.745
Qref= 4104.3
De= 23.330278
Dmin= 0.000
b= 0.000000
Qab= 9.7
Oil-BBL/M
Ref= 9/2011
Cum= 35296

FORREST A. GARB & ASSOCIATES, INC.

FROST BANK #1

County: DUVAL State: TX
Operator: STONE STREET

DATE : 09/22/2011
TIME : 10:05:43
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	28.442	0.000	6.819	0.00	5.203	35.480	3.317	5.203	0.000	26.960	26.246
12-2012	0.000	39.586	0.000	9.491	0.00	5.203	49.382	4.617	8.685	0.000	36.080	58.881
12-2013	0.000	30.351	0.000	7.277	0.00	5.203	37.861	3.540	8.449	0.000	25.873	80.160
12-2014	0.000	23.270	0.000	5.579	0.00	5.203	29.028	2.714	8.267	0.000	18.047	93.657
12-2015	0.000	17.841	0.000	4.278	0.00	5.203	22.256	2.081	8.129	0.000	12.046	101.850
12-2016	0.000	13.679	0.000	3.280	0.00	5.203	17.063	1.595	8.022	0.000	7.446	106.458
12-2017	0.000	10.487	0.000	2.514	0.00	5.203	13.083	1.223	7.941	0.000	3.919	108.667
12-2018	0.000	8.041	0.000	1.928	0.00	5.203	10.030	0.938	7.878	0.000	1.214	109.295
12-2019	0.000	0.579	0.000	0.139	0.00	5.203	0.722	0.067	0.654	0.000	0.000	109.295
12-2020												
12-2021												
12-2022												
12-2023												
12-2024												
12-2025												
12-2026												
12-2027												
12-2028												
12-2029												
12-2030												
S TOT	0.000	172.275	0.000	41.305	0.00	5.203	214.906	20.094	63.227	0.000	131.585	109.295
AFTER	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	109.295
TOTAL	0.000	172.275	0.000	41.305	0.00	5.203	214.906	20.094	63.227	0.000	131.585	109.295

	OIL	GAS
CUM.	0.000	2432.176
ULT.	0.000	2604.451

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	31.9683
FINAL W.I. %	31.9683
PRODUCTION START DATE	06/2011

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	214.906
TOTAL REVENUES (M$)	214.906
PRODUCT LIFE (YEARS)	7.667
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	23.9761
FINAL NET GAS %	23.9762

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	131.585	35.00	78.466
9.00	111.149	40.00	74.574
10.00	109.295	50.00	68.088
15.00	100.977	60.00	62.905
20.00	93.982	70.00	58.669
25.00	88.029	80.00	55.143
30.00	82.910	90.00	52.161
		100.00	49.605

ATTACHMENT C - 1


FROST BANK #2
FIELD: LOPEZ, SE
LOCATION: DUVAL , TX
OPERATOR: STONE STREET
RESERVOIR: 8140 (HINNANT)
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
GARB062011
GARB062011
100 10
1000 100
10000 1000
05
06
07
08
09
10
11
12
13
14
15
16
17
Year

Gas-MCF/M	
Qual=	GARB062011
Ref=	9/2011
Cum=	2173702
Rem=	163159
EUR=	2336861
Yrs=	20.913
Qref=	3921.3
De=	25.000000
Dmin=	0.000
b=	0.000000
Qab=	9.8
Oil-BBL/M	
Qual=	GARB062011
Ref=	9/2011
Cum=	44299
Rem=	3417
EUR=	47716
Yrs=	11.912
Qref=	68.4
De=	20.000000
Dmin=	0.000
b=	0.000000
Qab=	4.9

FORREST A. GARB & ASSOCIATES, INC.

FROST BANK #2

County: DUVAL State: TX
Operator: STONE STREET

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

RESERVES AND ECONOMICS

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.475	27.154	0.114	6.510	87.79	5.203	43.866	3.817	5.170	0.000	34.879	33.954
12-2012	0.683	37.153	0.164	8.908	87.79	5.203	60.723	5.269	8.623	0.000	46.832	76.313
12-2013	0.546	27.864	0.131	6.681	87.79	5.203	46.261	3.999	8.385	0.000	33.878	104.173
12-2014	0.437	20.898	0.105	5.011	87.79	5.203	35.271	3.036	8.207	0.000	24.028	122.139
12-2015	0.350	15.674	0.084	3.758	87.79	5.203	26.913	2.307	8.073	0.000	16.533	133.381
12-2016	0.280	11.755	0.067	2.818	87.79	5.203	20.553	1.754	7.973	0.000	10.826	140.077
12-2017	0.224	8.816	0.054	2.114	87.79	5.203	15.709	1.335	7.898	0.000	6.476	143.721
12-2018	0.179	6.612	0.043	1.585	87.79	5.203	12.017	1.017	7.841	0.000	3.159	145.342
12-2019	0.110	3.850	0.026	0.923	87.79	5.203	7.126	0.600	5.853	0.000	0.673	145.661
12-2020												
12-2021												
12-2022												
12-2023												
12-2024												
12-2025												
12-2026												
12-2027												
12-2028												
12-2029												
12-2030												
S TOT	3.284	159.777	0.787	38.308	87.79	5.203	268.440	23.135	68.023	0.000	177.283	145.661
AFTER	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	145.661
TOTAL	3.284	159.777	0.787	38.308	87.79	5.203	268.440	23.135	68.023	0.000	177.283	145.661

	OIL, MBBL	GAS, MMCF
CUM.	44.088	2161.505
ULT.	47.372	2321.282

NET OIL REVENUES (M$)	69.125
NET GAS REVENUES (M$)	199.315
TOTAL REVENUES (M$)	268.440

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	31.9683
FINAL W.I. %	31.9682
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	8.333
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	23.9762
FINAL NET OIL %	23.9762
INITIAL NET GAS %	23.9761
FINAL NET GAS %	23.9762

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	177.283	35.00	103.119
9.00	148.264	40.00	97.850
10.00	145.661	50.00	89.117
15.00	134.043	60.00	82.180
20.00	124.352	70.00	76.539
25.00	116.164	80.00	71.861
30.00	109.165	90.00	67.916
		100.00	64.543


Gas
Gas-MCF/M
Oil-BBL/M
FROST BANK #3
FIELD: LOPEZ, SE
LOCATION: DUVAL , TX
OPERATOR: STONE STREET
RESERVOIR: 8200 HINNANT
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
10000
100
1000
10
100
1
GARB032011
06
07
08
09
10
11
12
13
14
15
Year

Gas-MCF/M	
Qual=	GARB032011
Ref=	9/2011
Cum=	0
Rem=	0
EUR=	0
Yrs=	0.000
Qref=	0.0
De=	0.000000
Dmin=	0.000
b=	0.000000
Qab=	0.0
Oil-BBL/M	
Ref=	9/2011
Cum=	6149

FORREST A. GARB & ASSOCIATES, INC.

LEASE: FROST BANK #3

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011												
12-2012												
12-2013												
12-2014												
12-2015												
12-2016												
12-2017												
12-2018												
12-2019												
12-2020												
12-2021												
12-2022												
12-2023												
12-2024												
12-2025												
12-2026												
12-2027												
12-2028												
12-2029												
12-2030												
S TOT	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
AFTER	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000

CUM.	0.000	207.917
ULT.	0.000	207.917

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	0.000
TOTAL REVENUES (M$)	0.000

BTAX RATE OF RETURN (PCT)	0.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	0.0000
FINAL W.I. %	0.0000
PRODUCTION START DATE	07/2010

PRODUCT LIFE (YEARS)	0.000
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	0.0000
FINAL NET GAS %	0.0000

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	0.000	35.00	0.000
9.00	0.000	40.00	0.000
10.00	0.000	50.00	0.000
15.00	0.000	60.00	0.000
20.00	0.000	70.00	0.000
25.00	0.000	80.00	0.000
30.00	0.000	90.00	0.000
		100.00	0.000

ATTACHMENT C - 3


FROST BANK #5
FIELD: LOPEZ, SE
LOCATION: DUVAL , TX
OPERATOR: STONE STREET
RESERVOIR: 8140'
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
1000
100
100
10
10
1
GARB062011
07
08
09
10
11
12
13
14
15
Year

Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 52804
Rem= 22982
EUR= 75786
Yrs= 27.660
Qref= 216.5
De= 11.310000
Dmin= 10.000
b= 1.500000
Qab= 11.6

Oil-BBL/M
Ref= 9/2011
Cum= 1040

FORREST A. GARB & ASSOCIATES, INC.

LEASE: FROST BANK #5

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S   A N D   E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011												
12-2012												
12-2013												
12-2014												
12-2015												
12-2016												
12-2017												
12-2018												
12-2019												
12-2020												
12-2021												
12-2022												
12-2023												
12-2024												
12-2025												
12-2026												
12-2027												
12-2028												
12-2029												
12-2030												
S TOT	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
AFTER	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000

CUM.	0.000	52.144
ULT.	0.000	52.144

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	0.000
TOTAL REVENUES (M$)	0.000

BTAX RATE OF RETURN (PCT)	0.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	31.9683
FINAL W.I. %	0.0000
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	0.000
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	23.9761
FINAL NET GAS %	0.0000

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	0.000	35.00	0.000
9.00	0.000	40.00	0.000
10.00	0.000	50.00	0.000
15.00	0.000	60.00	0.000
20.00	0.000	70.00	0.000
25.00	0.000	80.00	0.000
30.00	0.000	90.00	0.000
		100.00	0.000

ATTACHMENT C - 4


LA DUQUESA #1
FIELD: TAGUACHE CREEK (Wx 10800)
LOCATION: ZAPATA , TX
OPERATOR: STONE STREET
RESERVOIR: LOBO SAND
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
GARB062011
10000
1000
1000
100
100
10
05
06
07
08
09
10
11
12
13
14
15
16
17
Year

Gas-MCF/M	
Qual=	GARB062011
Ref=	9/2011
Cum=	436481
Rem=	9365
EUR=	445847
Yrs=	17.247
Qref=	185.1
De=	26.962915
Dmin=	10.000
b=	0.430000
Qab=	10.1
Oil-BBL/M	
Ref=	9/2011
Cum=	5498

FORREST A. GARB & ASSOCIATES, INC.

LA DUQUESA #1 TAGUACHE CREEK

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011												
12-2012												
12-2013												
12-2014												
12-2015												
12-2016												
12-2017												
12-2018												
12-2019												
12-2020												
12-2021												
12-2022												
12-2023												
12-2024												
12-2025												
12-2026												
12-2027												
12-2028												
12-2029												
12-2030												
S TOT	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
AFTER	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000

CUM.	0.000	435.902
ULT.	0.000	435.902

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	0.000
TOTAL REVENUES (M$)	0.000

BTAX RATE OF RETURN (PCT)	0.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	50.0772
FINAL W.I. %	0.0000
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	0.000
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	37.5579
FINAL NET GAS %	0.0000

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	0.000	35.00	0.000
9.00	0.000	40.00	0.000
10.00	0.000	50.00	0.000
15.00	0.000	60.00	0.000
20.00	0.000	70.00	0.000
25.00	0.000	80.00	0.000
30.00	0.000	90.00	0.000
		100.00	0.000

ATTACHMENT C - 5


Gas
Gas-MCF/M
Oil-BBL/M
GARB062011
RESENDEZ #1
FIELD: LOBO WILCOX
LOCATION: ZAPATA , TX
OPERATOR: STONE STREET
RESERVOIR: 11200'
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
10000 100
1000 10
100 1
05 06 07 08 09 10 11 12 13 14 15 16 17
Year
Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 998276
Rem= 410445
EUR= 1408720
Yrs= 45.660
Qref= 4351.8
De= 18.519558
Dmin= 10.000
b= 1.169800
Qab= 29.0
Oil-BBL/M
Ref= 9/2011
Cum= 1426

RESENDEZ #1 LOBO WILCOX ZAPATA

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S   A N D   E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	30.221	0.000	5.241	0.00	3.780	19.813	2.036	4.856	0.000	12.921	12.578
12-2012	0.000	44.029	0.000	7.636	0.00	3.780	28.865	2.966	8.325	0.000	17.574	28.469
12-2013	0.000	37.083	0.000	6.432	0.00	3.780	24.311	2.498	8.325	0.000	13.488	39.555
12-2014	0.000	32.149	0.000	5.576	0.00	3.780	21.077	2.166	8.325	0.000	10.586	47.463
12-2015	0.000	28.450	0.000	4.934	0.00	3.780	18.652	1.916	8.325	0.000	8.410	53.174
12-2016	0.000	25.527	0.000	4.427	0.00	3.780	16.735	1.720	8.325	0.000	6.691	57.305
12-2017	0.000	22.974	0.000	3.985	0.00	3.780	15.062	1.548	8.325	0.000	5.189	60.218
12-2018	0.000	20.677	0.000	3.586	0.00	3.780	13.556	1.393	8.325	0.000	3.838	62.178
12-2019	0.000	18.609	0.000	3.228	0.00	3.780	12.200	1.254	8.325	0.000	2.621	63.396
12-2020	0.000	16.748	0.000	2.905	0.00	3.780	10.980	1.128	8.325	0.000	1.527	64.042
12-2021	0.000	15.073	0.000	2.614	0.00	3.780	9.882	1.015	8.325	0.000	0.542	64.252
12-2022	0.000	1.186	0.000	0.206	0.00	3.780	0.777	0.080	0.694	0.000	0.004	64.253
12-2023												
12-2024												
12-2025												
12-2026												
12-2027												
12-2028												
12-2029												
12-2030												
S TOT	0.000	292.727	0.000	50.770	0.00	3.780	191.910	19.719	88.800	0.000	83.391	64.253
AFTER	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	64.253
TOTAL	0.000	292.727	0.000	50.770	0.00	3.780	191.910	19.719	88.800	0.000	83.391	64.253

CUM.	0.000	984.826
ULT.	0.000	1277.553

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	191.910
TOTAL REVENUES (M$)	191.910

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	23.1250
FINAL W.I. %	23.1250
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	10.667
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	17.3437
FINAL NET GAS %	17.3438

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	83.391	35.00	41.878
9.00	65.748	40.00	39.369
10.00	64.253	50.00	35.331
15.00	57.760	60.00	32.227
20.00	52.566	70.00	29.766
25.00	48.332	80.00	27.766
30.00	44.825	90.00	26.108
		100.00	24.708



Gas
Gas-MCF/M
Oil-BBL/M
GARB062011
VILLARREAL # 1
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
100000
1000
10000
100
1000
10
06
07
08
09
10
11
12
13
14
15
16
Year

Gas-MCF/M	
Qual=	GARB062011
Ref=	9/2011
Cum=	2291928
Rem=	892265
EUR=	3184193
Yrs=	50.660
Qref=	11353.1
De=	21.298328
Dmin=	10.000
b=	0.634800
Qab=	33.7
Oil-BBL/M	
Ref=	9/2011
Cum=	0

FORREST A. GARB & ASSOCIATES, INC.

VILLARREAL # 1 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	78.743	0.000	8.234	0.00	4.230	34.828	3.256	2.440	0.000	29.132	28.358
12-2012	0.000	111.710	0.000	11.681	0.00	4.230	49.409	4.620	4.183	0.000	40.607	65.068
12-2013	0.000	90.245	0.000	9.436	0.00	4.230	39.916	3.732	4.183	0.000	32.001	91.362
12-2014	0.000	74.793	0.000	7.821	0.00	4.230	33.081	3.093	4.183	0.000	25.805	110.635
12-2015	0.000	63.243	0.000	6.613	0.00	4.230	27.973	2.615	4.183	0.000	21.175	125.010
12-2016	0.000	54.350	0.000	5.683	0.00	4.230	24.039	2.248	4.183	0.000	17.609	135.877
12-2017	0.000	47.334	0.000	4.949	0.00	4.230	20.936	1.957	4.183	0.000	14.796	144.177
12-2018	0.000	41.686	0.000	4.359	0.00	4.230	18.438	1.724	4.183	0.000	12.531	150.567
12-2019	0.000	37.063	0.000	3.875	0.00	4.230	16.393	1.533	4.183	0.000	10.678	155.517
12-2020	0.000	33.219	0.000	3.474	0.00	4.230	14.693	1.374	4.183	0.000	9.137	159.367
12-2021	0.000	29.892	0.000	3.126	0.00	4.230	13.221	1.236	4.183	0.000	7.803	162.357
12-2022	0.000	26.903	0.000	2.813	0.00	4.230	11.899	1.113	4.183	0.000	6.604	164.657
12-2023	0.000	24.212	0.000	2.532	0.00	4.230	10.709	1.001	4.183	0.000	5.525	166.407
12-2024	0.000	21.791	0.000	2.279	0.00	4.230	9.638	0.901	4.183	0.000	4.555	167.718
12-2025	0.000	19.612	0.000	2.051	0.00	4.230	8.674	0.811	4.183	0.000	3.681	168.682
12-2026	0.000	17.651	0.000	1.846	0.00	4.230	7.807	0.730	4.183	0.000	2.895	169.371
12-2027	0.000	15.886	0.000	1.661	0.00	4.230	7.026	0.657	4.183	0.000	2.187	169.845
12-2028	0.000	14.297	0.000	1.495	0.00	4.230	6.324	0.591	4.183	0.000	1.550	170.150
12-2029	0.000	12.867	0.000	1.345	0.00	4.230	5.691	0.532	4.183	0.000	0.977	170.325
12-2030	0.000	11.581	0.000	1.211	0.00	4.230	5.122	0.479	4.183	0.000	0.461	170.400
S TOT	0.000	827.079	0.000	86.482	0.00	4.230	365.819	34.204	81.908	0.000	249.707	170.400
AFTER	0.000	5.349	0.000	0.559	0.00	4.230	2.366	0.221	2.091	0.000	0.053	170.408
TOTAL	0.000	832.427	0.000	87.041	0.00	4.230	368.185	34.425	83.999	0.000	249.760	170.408

CUM.	0.000	2256.727
ULT.	0.000	3089.154

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	368.185
TOTAL REVENUES (M$)	368.185

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	20.083
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	249.760	35.00	100.595
9.00	175.856	40.00	93.855
10.00	170.408	50.00	83.331
15.00	148.018	60.00	75.472
20.00	131.472	70.00	69.362
25.00	118.778	80.00	64.464
30.00	108.737	90.00	60.441
		100.00	57.072


VILLARREAL # 3
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
10000
1000
1000
100
100
10
GARB062011
06
07
08
09
10
11
12
13
14
15
Year
Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 1372357
Rem= 1169634
EUR= 2541991
Yrs= 66.079
Qref= 10279.2
De= 10.000000
Dmin= 0.000
b= 0.000000
Qab= 9.8
Oil-BBL/M
Ref= 9/2011
Cum= 0

FORREST A. GARB & ASSOCIATES, INC.

VILLARREAL # 3 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	71.651	0.000	7.492	0.00	4.230	31.691	2.963	2.440	0.000	26.288	25.579
12-2012	0.000	113.035	0.000	11.819	0.00	4.230	49.996	4.675	4.183	0.000	41.138	62.729
12-2013	0.000	101.731	0.000	10.637	0.00	4.230	44.996	4.207	4.183	0.000	36.606	92.782
12-2014	0.000	91.558	0.000	9.574	0.00	4.230	40.496	3.786	4.183	0.000	32.527	117.059
12-2015	0.000	82.402	0.000	8.616	0.00	4.230	36.447	3.408	4.183	0.000	28.856	136.639
12-2016	0.000	74.162	0.000	7.755	0.00	4.230	32.802	3.067	4.183	0.000	25.553	152.400
12-2017	0.000	66.746	0.000	6.979	0.00	4.230	29.522	2.760	4.183	0.000	22.579	165.062
12-2018	0.000	60.071	0.000	6.281	0.00	4.230	26.570	2.484	4.183	0.000	19.903	175.208
12-2019	0.000	54.064	0.000	5.653	0.00	4.230	23.913	2.236	4.183	0.000	17.494	183.317
12-2020	0.000	48.658	0.000	5.088	0.00	4.230	21.521	2.012	4.183	0.000	15.327	189.774
12-2021	0.000	43.792	0.000	4.579	0.00	4.230	19.369	1.811	4.183	0.000	13.376	194.898
12-2022	0.000	39.413	0.000	4.121	0.00	4.230	17.432	1.630	4.183	0.000	11.620	198.945
12-2023	0.000	35.472	0.000	3.709	0.00	4.230	15.689	1.467	4.183	0.000	10.040	202.123
12-2024	0.000	31.924	0.000	3.338	0.00	4.230	14.120	1.320	4.183	0.000	8.617	204.604
12-2025	0.000	28.732	0.000	3.004	0.00	4.230	12.708	1.188	4.183	0.000	7.337	206.524
12-2026	0.000	25.859	0.000	2.704	0.00	4.230	11.437	1.069	4.183	0.000	6.185	207.995
12-2027	0.000	23.273	0.000	2.433	0.00	4.230	10.294	0.962	4.183	0.000	5.149	209.109
12-2028	0.000	20.946	0.000	2.190	0.00	4.230	9.264	0.866	4.183	0.000	4.216	209.938
12-2029	0.000	18.851	0.000	1.971	0.00	4.230	8.338	0.780	4.183	0.000	3.376	210.542
12-2030	0.000	16.966	0.000	1.774	0.00	4.230	7.504	0.702	4.183	0.000	2.620	210.968
S TOT	0.000	1049.306	0.000	109.719	0.00	4.230	464.110	43.394	81.908	0.000	338.808	210.968
AFTER	0.000	53.387	0.000	5.582	0.00	4.230	23.613	2.208	17.079	0.000	4.327	211.560
TOTAL	0.000	1102.693	0.000	115.301	0.00	4.230	487.724	45.602	98.987	0.000	343.135	211.560

CUM.	0.000	1341.110
ULT.	0.000	2443.802

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	487.724
TOTAL REVENUES (M$)	487.724

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	23.667
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	343.135	35.00	111.293
9.00	220.031	40.00	102.489
10.00	211.560	50.00	89.080
15.00	177.691	60.00	79.346
20.00	153.673	70.00	71.949
25.00	135.854	80.00	66.131
30.00	122.148	90.00	61.429
		100.00	57.545


VILLARREAL # 6
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
100000
1000
10000
100
1000
10
GARB062011
08
09
10
11
12
13
14
Year
Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 990099
Rem= 977395
EUR= 1967494
Yrs= 45.332
Qref= 8911.3
De= 12.438759
Dmin= 10.000
b= 1.833500
Qab= 72.8
Oil-BBL/M
Ref= 9/2011
Cum= 0

FORREST A. GARB & ASSOCIATES, INC.

VILLARREAL # 6 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	62.047	0.000	6.488	0.00	4.230	27.443	2.566	2.440	0.000	22.438	21.835
12-2012	0.000	95.696	0.000	10.006	0.00	4.230	42.327	3.958	4.183	0.000	34.187	52.713
12-2013	0.000	85.523	0.000	8.943	0.00	4.230	37.827	3.537	4.183	0.000	30.108	77.431
12-2014	0.000	76.968	0.000	8.048	0.00	4.230	34.043	3.183	4.183	0.000	26.677	97.342
12-2015	0.000	69.271	0.000	7.243	0.00	4.230	30.639	2.865	4.183	0.000	23.591	113.350
12-2016	0.000	62.344	0.000	6.519	0.00	4.230	27.575	2.578	4.183	0.000	20.814	126.189
12-2017	0.000	56.109	0.000	5.867	0.00	4.230	24.817	2.320	4.183	0.000	18.314	136.459
12-2018	0.000	50.499	0.000	5.280	0.00	4.230	22.336	2.088	4.183	0.000	16.065	144.650
12-2019	0.000	45.449	0.000	4.752	0.00	4.230	20.102	1.880	4.183	0.000	14.040	151.157
12-2020	0.000	40.904	0.000	4.277	0.00	4.230	18.092	1.692	4.183	0.000	12.218	156.305
12-2021	0.000	36.813	0.000	3.849	0.00	4.230	16.283	1.522	4.183	0.000	10.578	160.357
12-2022	0.000	33.132	0.000	3.464	0.00	4.230	14.654	1.370	4.183	0.000	9.102	163.527
12-2023	0.000	29.819	0.000	3.118	0.00	4.230	13.189	1.233	4.183	0.000	7.773	165.988
12-2024	0.000	26.837	0.000	2.806	0.00	4.230	11.870	1.110	4.183	0.000	6.578	167.882
12-2025	0.000	24.153	0.000	2.526	0.00	4.230	10.683	0.999	4.183	0.000	5.502	169.322
12-2026	0.000	21.738	0.000	2.273	0.00	4.230	9.615	0.899	4.183	0.000	4.533	170.401
12-2027	0.000	19.564	0.000	2.046	0.00	4.230	8.653	0.809	4.183	0.000	3.662	171.193
12-2028	0.000	17.608	0.000	1.841	0.00	4.230	7.788	0.728	4.183	0.000	2.877	171.759
12-2029	0.000	15.847	0.000	1.657	0.00	4.230	7.009	0.655	4.183	0.000	2.171	172.148
12-2030	0.000	14.262	0.000	1.491	0.00	4.230	6.308	0.590	4.183	0.000	1.536	172.398
S TOT	0.000	884.583	0.000	92.495	0.00	4.230	391.253	36.582	81.908	0.000	272.763	172.398
AFTER	0.000	29.724	0.000	3.108	0.00	4.230	13.147	1.229	10.456	0.000	1.461	172.607
TOTAL	0.000	914.307	0.000	95.603	0.00	4.230	404.400	37.811	92.364	0.000	274.224	172.607

CUM.	0.000	962.844
ULT.	0.000	1877.151

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	404.400
TOTAL REVENUES (M$)	404.400

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	22.083
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	274.224	35.00	92.225
9.00	179.278	40.00	85.050
10.00	172.607	50.00	74.092
15.00	145.745	60.00	66.114
20.00	126.512	70.00	60.040
25.00	112.148	80.00	55.254
30.00	101.047	90.00	51.382
		100.00	48.180


Gas
Gas-MCF/M
Oil-BBL/M
VILLARREAL # 7
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
GARB062011
100000 10
10000 1
1000 0.1
09
10
11
12
13
Year

Gas-MCF/M	
Qual=	GARB062011
Ref=	9/2011
Cum=	1540966
Rem=	1564235
EUR=	3105202
Yrs=	48.829
Qref=	17963.3
De=	21.786607
Dmin=	10.000
b=	1.200000
Qab=	77.8
Oil-BBL/M	
Ref=	9/2011
Cum=	141

FORREST A. GARB & ASSOCIATES, INC.

VILLARREAL # 7 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	---OPERATIONS M$--- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	124.575	0.000	14.684	0.00	4.230	62.112	5.808	2.749	0.000	53.556	52.135
12-2012	0.000	175.619	0.000	20.700	0.00	4.230	87.563	8.187	4.713	0.000	74.663	119.625
12-2013	0.000	143.963	0.000	16.969	0.00	4.230	71.780	6.711	4.713	0.000	60.355	169.203
12-2014	0.000	122.660	0.000	14.458	0.00	4.230	61.158	5.718	4.713	0.000	50.727	207.075
12-2015	0.000	107.259	0.000	12.643	0.00	4.230	53.479	5.000	4.713	0.000	43.766	236.774
12-2016	0.000	95.554	0.000	11.263	0.00	4.230	47.643	4.455	4.713	0.000	38.475	260.507
12-2017	0.000	85.939	0.000	10.130	0.00	4.230	42.849	4.006	4.713	0.000	34.130	279.645
12-2018	0.000	77.345	0.000	9.117	0.00	4.230	38.564	3.606	4.713	0.000	30.245	295.063
12-2019	0.000	69.611	0.000	8.205	0.00	4.230	34.708	3.245	4.713	0.000	26.749	307.460
12-2020	0.000	62.650	0.000	7.385	0.00	4.230	31.237	2.921	4.713	0.000	23.603	317.405
12-2021	0.000	56.385	0.000	6.646	0.00	4.230	28.113	2.629	4.713	0.000	20.772	325.361
12-2022	0.000	50.746	0.000	5.982	0.00	4.230	25.302	2.366	4.713	0.000	18.223	331.706
12-2023	0.000	45.671	0.000	5.383	0.00	4.230	22.772	2.129	4.713	0.000	15.930	336.749
12-2024	0.000	41.104	0.000	4.845	0.00	4.230	20.494	1.916	4.713	0.000	13.865	340.740
12-2025	0.000	36.994	0.000	4.361	0.00	4.230	18.445	1.725	4.713	0.000	12.007	343.881
12-2026	0.000	33.295	0.000	3.924	0.00	4.230	16.600	1.552	4.713	0.000	10.335	346.340
12-2027	0.000	29.965	0.000	3.532	0.00	4.230	14.940	1.397	4.713	0.000	8.831	348.250
12-2028	0.000	26.969	0.000	3.179	0.00	4.230	13.446	1.257	4.713	0.000	7.476	349.720
12-2029	0.000	24.272	0.000	2.861	0.00	4.230	12.102	1.132	4.713	0.000	6.257	350.838
12-2030	0.000	21.845	0.000	2.575	0.00	4.230	10.892	1.018	4.713	0.000	5.160	351.677
S TOT	0.000	1432.419	0.000	168.841	0.00	4.230	714.198	66.777	92.295	0.000	555.125	351.677
AFTER	0.000	97.481	0.000	11.490	0.00	4.230	48.603	4.544	30.634	0.000	13.425	353.403
TOTAL	0.000	1529.900	0.000	180.331	0.00	4.230	762.801	71.322	122.929	0.000	568.550	353.403

CUM.	0.000	1485.044
ULT.	0.000	3014.944

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	762.801
TOTAL REVENUES (M$)	762.801

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	15.7097
FINAL W.I. %	15.7097
PRODUCTION START DATE	05/2011

PRODUCT LIFE (YEARS)	26.083
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	11.7871
FINAL NET GAS %	11.7871

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	568.550	35.00	193.869
9.00	366.987	40.00	179.782
10.00	353.403	50.00	158.195
15.00	299.363	60.00	142.382
20.00	261.225	70.00	130.263
25.00	232.953	80.00	120.652
30.00	211.171	90.00	112.826
		100.00	106.317



VILLARREAL # 8
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
100000 1000
10000 100
1000 10
GARB062011
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O
Year
09
2010
2011
2012
Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 4153652
Rem= 1814128
EUR= 5967780
Yrs= 20.164
Qref= 84188.1
De= 44.076908
Dmin= 0.000
b= 0.058100
Qab= 9.8
Oil-BBL/M
Ref= 9/2011
Cum= 0

FORREST A. GARB & ASSOCIATES, INC.

VILLARREAL # 8 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	578.000	0.000	60.438	0.00	4.230	255.651	23.903	2.440	0.000	229.308	223.401
12-2012	0.000	630.689	0.000	65.947	0.00	4.230	278.955	26.082	4.183	0.000	248.690	448.809
12-2013	0.000	358.026	0.000	37.436	0.00	4.230	158.356	14.806	4.183	0.000	139.367	563.634
12-2014	0.000	206.947	0.000	21.639	0.00	4.230	91.533	8.558	4.183	0.000	78.792	622.648
12-2015	0.000	121.664	0.000	12.722	0.00	4.230	53.812	5.031	4.183	0.000	44.598	653.015
12-2016	0.000	72.674	0.000	7.599	0.00	4.230	32.144	3.005	4.183	0.000	24.956	668.465
12-2017	0.000	44.067	0.000	4.608	0.00	4.230	19.491	1.822	4.183	0.000	13.486	676.059
12-2018	0.000	27.101	0.000	2.834	0.00	4.230	11.987	1.121	4.183	0.000	6.684	679.484
12-2019	0.000	16.892	0.000	1.766	0.00	4.230	7.471	0.699	4.183	0.000	2.590	680.694
12-2020	0.000	5.933	0.000	0.620	0.00	4.230	2.624	0.245	2.091	0.000	0.288	680.819
12-2021												
12-2022												
12-2023												
12-2024												
12-2025												
12-2026												
12-2027												
12-2028												
12-2029												
12-2030												
S TOT	0.000	2061.992	0.000	215.609	0.00	4.230	912.024	85.274	37.991	0.000	788.759	680.819
AFTER	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	680.819
TOTAL	0.000	2061.992	0.000	215.609	0.00	4.230	912.024	85.274	37.991	0.000	788.759	680.819

	OIL, MBBL	GAS, MMCF
CUM.	0.000	3881.412
ULT.	0.000	5943.404

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	06/2011

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	912.024
TOTAL REVENUES (M$)	912.024
PRODUCT LIFE (YEARS)	9.083
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	788.758	35.00	524.200
9.00	689.926	40.00	503.504
10.00	680.819	50.00	468.378
15.00	639.596	60.00	439.658
20.00	604.411	70.00	415.700
25.00	574.029	80.00	395.382
30.00	547.527	90.00	377.907
		100.00	362.699



VILLARREAL # 9
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
100000 1000
10000 100
1000 10
GARB062011
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
Year
09 10 11 12 13
Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 579319
Rem= 703649
EUR= 1282967
Yrs= 47.079
Qref= 8285.2
De= 23.735338
Dmin= 10.000
b= 1.400000
Qab= 41.8
Oil-BBL/M
Ref= 9/2011
Cum= 0

VILLARREAL # 9 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:44
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	57.418	0.000	6.004	0.00	4.230	25.396	2.375	2.440	0.000	20.582	20.039
12-2012	0.000	79.261	0.000	8.288	0.00	4.230	35.057	3.278	4.183	0.000	27.597	44.993
12-2013	0.000	64.380	0.000	6.732	0.00	4.230	28.475	2.662	4.183	0.000	21.630	62.764
12-2014	0.000	54.833	0.000	5.733	0.00	4.230	24.253	2.268	4.183	0.000	17.802	76.057
12-2015	0.000	48.108	0.000	5.030	0.00	4.230	21.278	1.990	4.183	0.000	15.106	86.309
12-2016	0.000	43.039	0.000	4.500	0.00	4.230	19.036	1.780	4.183	0.000	13.074	94.375
12-2017	0.000	38.732	0.000	4.050	0.00	4.230	17.131	1.602	4.183	0.000	11.347	100.739
12-2018	0.000	34.859	0.000	3.645	0.00	4.230	15.418	1.442	4.183	0.000	9.794	105.733
12-2019	0.000	31.373	0.000	3.280	0.00	4.230	13.876	1.297	4.183	0.000	8.396	109.625
12-2020	0.000	28.236	0.000	2.952	0.00	4.230	12.489	1.168	4.183	0.000	7.139	112.634
12-2021	0.000	25.412	0.000	2.657	0.00	4.230	11.240	1.051	4.183	0.000	6.006	114.935
12-2022	0.000	22.871	0.000	2.391	0.00	4.230	10.116	0.946	4.183	0.000	4.988	116.673
12-2023	0.000	20.584	0.000	2.152	0.00	4.230	9.104	0.851	4.183	0.000	4.071	117.962
12-2024	0.000	18.526	0.000	1.937	0.00	4.230	8.194	0.766	4.183	0.000	3.245	118.897
12-2025	0.000	16.673	0.000	1.743	0.00	4.230	7.375	0.690	4.183	0.000	2.502	119.553
12-2026	0.000	15.006	0.000	1.569	0.00	4.230	6.637	0.621	4.183	0.000	1.834	119.989
12-2027	0.000	13.505	0.000	1.412	0.00	4.230	5.973	0.559	4.183	0.000	1.232	120.257
12-2028	0.000	12.155	0.000	1.271	0.00	4.230	5.376	0.503	4.183	0.000	0.691	120.393
12-2029	0.000	10.071	0.000	1.053	0.00	4.230	4.454	0.416	3.834	0.000	0.204	120.430
12-2030												
S TOT	0.000	635.042	0.000	66.402	0.00	4.230	280.880	26.262	77.377	0.000	177.241	120.430
AFTER	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	120.430
TOTAL	0.000	635.042	0.000	66.402	0.00	4.230	280.880	26.262	77.377	0.000	177.241	120.430

CUM.	0.000	553.366
ULT.	0.000	1188.407

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	280.880
TOTAL REVENUES (M$)	280.880

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	18.500
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	177.241	35.00	70.174
9.00	124.358	40.00	65.377
10.00	120.430	50.00	57.928
15.00	104.269	60.00	52.401
20.00	92.331	70.00	48.126
25.00	83.193	80.00	44.714
30.00	75.991	90.00	41.921
		100.00	39.589



Gas
GARB062011
Gas-MCF/M
Oil-BBL/M
VILLARREAL #10
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
100000 1000
10000 100
1000 10
M J J A S O N D J F M A M J J A S O N D J F M A M J
Year
2010
2011
2012

Gas-MCF/M	
Qual=	GARB062011
Ref=	9/2011
Cum=	3120676
Rem=	8680737
EUR=	11801413
Yrs=	51.079
Qref=	135141.7
De=	33.720842
Dmin=	10.000
b=	1.200000
Qab=	314.5
Oil-BBL/M	
Ref=	9/2011
Cum=	0

VILLARREAL #10 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	933.417	0.000	97.601	0.00	4.230	412.853	38.602	2.440	0.000	371.811	362.167
12-2012	0.000	1149.552	0.000	120.201	0.00	4.230	508.450	47.540	4.183	0.000	456.727	775.397
12-2013	0.000	855.100	0.000	89.412	0.00	4.230	378.213	35.363	4.183	0.000	338.667	1053.724
12-2014	0.000	688.237	0.000	71.964	0.00	4.230	304.409	28.462	4.183	0.000	271.764	1256.674
12-2015	0.000	579.619	0.000	60.607	0.00	4.230	256.367	23.970	4.183	0.000	228.214	1411.565
12-2016	0.000	502.787	0.000	52.573	0.00	4.230	222.384	20.793	4.183	0.000	197.408	1533.344
12-2017	0.000	445.321	0.000	46.564	0.00	4.230	196.967	18.416	4.183	0.000	174.368	1631.117
12-2018	0.000	399.787	0.000	41.803	0.00	4.230	176.827	16.533	4.183	0.000	156.111	1710.690
12-2019	0.000	359.808	0.000	37.623	0.00	4.230	159.144	14.880	4.183	0.000	140.081	1775.602
12-2020	0.000	323.827	0.000	33.860	0.00	4.230	143.230	13.392	4.183	0.000	125.655	1828.536
12-2021	0.000	291.444	0.000	30.474	0.00	4.230	128.907	12.053	4.183	0.000	112.671	1871.685
12-2022	0.000	262.300	0.000	27.427	0.00	4.230	116.016	10.847	4.183	0.000	100.986	1906.844
12-2023	0.000	236.070	0.000	24.684	0.00	4.230	104.414	9.763	4.183	0.000	90.469	1935.477
12-2024	0.000	212.463	0.000	22.216	0.00	4.230	93.973	8.786	4.183	0.000	81.004	1958.785
12-2025	0.000	191.217	0.000	19.994	0.00	4.230	84.576	7.908	4.183	0.000	72.485	1977.745
12-2026	0.000	172.095	0.000	17.995	0.00	4.230	76.118	7.117	4.183	0.000	64.818	1993.159
12-2027	0.000	154.886	0.000	16.195	0.00	4.230	68.506	6.405	4.183	0.000	57.918	2005.680
12-2028	0.000	139.397	0.000	14.576	0.00	4.230	61.656	5.765	4.183	0.000	51.708	2015.842
12-2029	0.000	125.457	0.000	13.118	0.00	4.230	55.490	5.188	4.183	0.000	46.119	2024.082
12-2030	0.000	112.912	0.000	11.806	0.00	4.230	49.941	4.669	4.183	0.000	41.089	2030.756
S TOT	0.000	8135.697	0.000	850.695	0.00	4.230	3598.438	336.454	81.908	0.000	3180.076	2030.756
AFTER	0.000	917.006	0.000	95.885	0.00	4.230	405.594	37.923	92.364	0.000	275.307	2057.488
TOTAL	0.000	9052.703	0.000	946.580	0.00	4.230	4004.032	374.377	174.272	0.000	3455.383	2057.488

CUM.	0.000	2685.336
ULT.	0.000	11738.039

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	4004.032
TOTAL REVENUES (M$)	4004.032

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	41.667
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	3455.383	35.00	1163.242
9.00	2137.393	40.00	1085.683
10.00	2057.489	50.00	966.271
15.00	1747.358	60.00	878.125
20.00	1534.212	70.00	810.021
25.00	1378.087	80.00	755.596
30.00	1258.333	90.00	710.956
		100.00	673.581



VILLARREAL #11
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
GARB062011
100000 1000
10000 100
1000 10
S O N D J F M A M J J A S O N D J F
Year
2010
2011
2012
Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 3003540
Rem= 11983934
EUR= 14987474
Yrs= 51.493
Qref= 211223.1
De= 38.674548
Dmin= 10.000
b= 1.200000
Qab= 404.6
Oil-BBL/M
Ref= 9/2011
Cum= 0

FORREST A. GARB & ASSOCIATES, INC.

VILLARREAL #11   ZAPATA TX   CONO

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

RESERVES AND ECONOMICS

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	1457.924	0.000	152.445	0.00	4.230	644.843	60.293	2.440	0.000	582.111	567.206
12-2012	0.000	1682.245	0.000	175.901	0.00	4.230	744.061	69.570	4.183	0.000	670.309	1173.933
12-2013	0.000	1203.901	0.000	125.884	0.00	4.230	532.489	49.788	4.183	0.000	478.518	1567.271
12-2014	0.000	950.042	0.000	99.339	0.00	4.230	420.206	39.289	4.183	0.000	376.734	1848.642
12-2015	0.000	790.535	0.000	82.661	0.00	4.230	349.656	32.693	4.183	0.000	312.780	2060.944
12-2016	0.000	680.199	0.000	71.124	0.00	4.230	300.854	28.130	4.183	0.000	268.541	2226.612
12-2017	0.000	598.940	0.000	62.627	0.00	4.230	264.913	24.769	4.183	0.000	235.961	2358.926
12-2018	0.000	536.046	0.000	56.051	0.00	4.230	237.095	22.168	4.183	0.000	210.744	2466.347
12-2019	0.000	482.403	0.000	50.442	0.00	4.230	213.368	19.950	4.183	0.000	189.236	2554.036
12-2020	0.000	434.163	0.000	45.397	0.00	4.230	192.031	17.955	4.183	0.000	169.894	2625.605
12-2021	0.000	390.746	0.000	40.858	0.00	4.230	172.828	16.159	4.183	0.000	152.486	2684.002
12-2022	0.000	351.672	0.000	36.772	0.00	4.230	155.545	14.543	4.183	0.000	136.819	2731.635
12-2023	0.000	316.505	0.000	33.095	0.00	4.230	139.991	13.089	4.183	0.000	122.719	2770.476
12-2024	0.000	284.854	0.000	29.785	0.00	4.230	125.992	11.780	4.183	0.000	110.029	2802.135
12-2025	0.000	256.369	0.000	26.807	0.00	4.230	113.393	10.602	4.183	0.000	98.608	2827.928
12-2026	0.000	230.732	0.000	24.126	0.00	4.230	102.053	9.542	4.183	0.000	88.329	2848.932
12-2027	0.000	207.659	0.000	21.713	0.00	4.230	91.848	8.588	4.183	0.000	79.078	2866.027
12-2028	0.000	186.893	0.000	19.542	0.00	4.230	82.663	7.729	4.183	0.000	70.752	2879.931
12-2029	0.000	168.204	0.000	17.588	0.00	4.230	74.397	6.956	4.183	0.000	63.258	2891.233
12-2030	0.000	151.383	0.000	15.829	0.00	4.230	66.957	6.260	4.183	0.000	56.514	2900.412
S TOT	0.000	11361.415	0.000	1187.986	0.00	4.230	5025.181	469.854	81.908	0.000	4473.418	2900.412
AFTER	0.000	1263.776	0.000	132.144	0.00	4.230	558.971	52.264	104.215	0.000	402.493	2938.317
TOTAL	0.000	12625.191	0.000	1320.130	0.00	4.230	5584.152	522.118	186.123	0.000	4875.911	2938.317

CUM.	0.000	2309.687
ULT.	0.000	14934.878

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	5584.153
TOTAL REVENUES (M$)	5584.153

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	44.500
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	4875.911	35.00	1702.546
9.00	3048.339	40.00	1594.232
10.00	2938.317	50.00	1426.772
15.00	2511.222	60.00	1302.519
20.00	2217.156	70.00	1206.077
25.00	2001.147	80.00	1128.695
30.00	1834.940	90.00	1065.000
		100.00	1011.500


VILLARREAL #12
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
100000
100
10000
10
1000
1
GARB062011
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Year
09
10
11
12
13

Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 672564
Rem= 1055630
EUR= 1728193
Yrs= 64.247
Qref= 13303.1
De= 25.541691
Dmin= 10.000
b= 1.200000
Qab= 10.0

Oil-BBL/M
Ref= 9/2011
Cum= 405

FORREST A. GARB & ASSOCIATES, INC.

VILLARREAL #12 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	92.120	0.000	9.632	0.00	4.230	40.745	3.810	2.440	0.000	34.495	33.587
12-2012	0.000	124.806	0.000	13.050	0.00	4.230	55.202	5.161	4.183	0.000	45.858	75.056
12-2013	0.000	99.161	0.000	10.369	0.00	4.230	43.859	4.101	4.183	0.000	35.576	104.287
12-2014	0.000	82.851	0.000	8.663	0.00	4.230	36.645	3.426	4.183	0.000	29.036	125.970
12-2015	0.000	71.483	0.000	7.474	0.00	4.230	31.617	2.956	4.183	0.000	24.478	142.583
12-2016	0.000	63.067	0.000	6.594	0.00	4.230	27.895	2.608	4.183	0.000	21.104	155.603
12-2017	0.000	56.509	0.000	5.909	0.00	4.230	24.994	2.337	4.183	0.000	18.475	165.963
12-2018	0.000	50.857	0.000	5.318	0.00	4.230	22.494	2.103	4.183	0.000	16.208	174.226
12-2019	0.000	45.771	0.000	4.786	0.00	4.230	20.245	1.893	4.183	0.000	14.169	180.794
12-2020	0.000	41.194	0.000	4.307	0.00	4.230	18.220	1.704	4.183	0.000	12.334	185.991
12-2021	0.000	37.075	0.000	3.877	0.00	4.230	16.398	1.533	4.183	0.000	10.683	190.083
12-2022	0.000	33.367	0.000	3.489	0.00	4.230	14.758	1.380	4.183	0.000	9.196	193.286
12-2023	0.000	30.031	0.000	3.140	0.00	4.230	13.283	1.242	4.183	0.000	7.858	195.774
12-2024	0.000	27.028	0.000	2.826	0.00	4.230	11.954	1.118	4.183	0.000	6.654	197.690
12-2025	0.000	24.325	0.000	2.543	0.00	4.230	10.759	1.006	4.183	0.000	5.570	199.148
12-2026	0.000	21.892	0.000	2.289	0.00	4.230	9.683	0.905	4.183	0.000	4.595	200.241
12-2027	0.000	19.703	0.000	2.060	0.00	4.230	8.715	0.815	4.183	0.000	3.717	201.045
12-2028	0.000	17.733	0.000	1.854	0.00	4.230	7.843	0.733	4.183	0.000	2.927	201.621
12-2029	0.000	15.959	0.000	1.669	0.00	4.230	7.059	0.660	4.183	0.000	2.216	202.018
12-2030	0.000	14.364	0.000	1.502	0.00	4.230	6.353	0.594	4.183	0.000	1.576	202.275
S TOT	0.000	969.296	0.000	101.353	0.00	4.230	428.722	40.086	81.908	0.000	306.729	202.275
AFTER	0.000	29.935	0.000	3.130	0.00	4.230	13.240	1.238	10.456	0.000	1.546	202.496
TOTAL	0.000	999.231	0.000	104.483	0.00	4.230	441.962	41.323	92.364	0.000	308.275	202.496

CUM.	0.000	630.765
ULT.	0.000	1629.996

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	441.962
TOTAL REVENUES (M$)	441.962

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	22.083
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	308.275	35.00	116.337
9.00	209.503	40.00	108.376
10.00	202.496	50.00	96.058
15.00	174.121	60.00	86.944
20.00	153.602	70.00	79.903
25.00	138.121	80.00	74.283
30.00	126.036	90.00	69.683
		100.00	65.838


VILLARREAL #14
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
1e+06
1000
100000
100
10000
10
GARB062011
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Year
2011
2012

Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 503266
Rem= 3387529
EUR= 3890796
Yrs= 51.416
Qref= 117492.5
De= 63.788299
Dmin= 10.000
b= 1.200000
Qab= 99.4

Oil-BBL/M
Ref= 9/2011
Cum= 0

VILLARREAL #14 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	860.747	0.000	90.003	0.00	4.230	380.711	35.596	2.440	0.000	342.674	335.142
12-2012	0.000	591.759	0.000	61.876	0.00	4.230	261.736	24.472	4.183	0.000	233.081	546.614
12-2013	0.000	351.920	0.000	36.798	0.00	4.230	155.655	14.554	4.183	0.000	136.919	659.260
12-2014	0.000	257.382	0.000	26.913	0.00	4.230	113.841	10.644	4.183	0.000	99.014	733.246
12-2015	0.000	205.335	0.000	21.471	0.00	4.230	90.820	8.492	4.183	0.000	78.146	786.305
12-2016	0.000	171.990	0.000	17.984	0.00	4.230	76.072	7.113	4.183	0.000	64.776	826.276
12-2017	0.000	148.641	0.000	15.542	0.00	4.230	65.744	6.147	4.183	0.000	55.414	857.356
12-2018	0.000	131.299	0.000	13.729	0.00	4.230	58.074	5.430	4.183	0.000	48.462	882.061
12-2019	0.000	117.724	0.000	12.310	0.00	4.230	52.069	4.868	4.183	0.000	43.018	901.996
12-2020	0.000	105.950	0.000	11.079	0.00	4.230	46.862	4.382	4.183	0.000	38.298	918.131
12-2021	0.000	95.355	0.000	9.971	0.00	4.230	42.176	3.943	4.183	0.000	34.050	931.172
12-2022	0.000	85.820	0.000	8.974	0.00	4.230	37.958	3.549	4.183	0.000	30.227	941.696
12-2023	0.000	77.238	0.000	8.076	0.00	4.230	34.162	3.194	4.183	0.000	26.786	950.175
12-2024	0.000	69.514	0.000	7.269	0.00	4.230	30.746	2.875	4.183	0.000	23.689	956.991
12-2025	0.000	62.563	0.000	6.542	0.00	4.230	27.672	2.587	4.183	0.000	20.902	962.459
12-2026	0.000	56.306	0.000	5.888	0.00	4.230	24.904	2.329	4.183	0.000	18.393	966.834
12-2027	0.000	50.676	0.000	5.299	0.00	4.230	22.414	2.096	4.183	0.000	16.136	970.323
12-2028	0.000	45.608	0.000	4.769	0.00	4.230	20.173	1.886	4.183	0.000	14.104	973.095
12-2029	0.000	41.047	0.000	4.292	0.00	4.230	18.155	1.698	4.183	0.000	12.275	975.289
12-2030	0.000	36.943	0.000	3.863	0.00	4.230	16.340	1.528	4.183	0.000	10.629	977.016
S TOT	0.000	3563.816	0.000	372.644	0.00	4.230	1576.285	147.383	81.908	0.000	1346.994	977.016
AFTER	0.000	233.501	0.000	24.416	0.00	4.230	103.278	9.656	48.099	0.000	45.522	982.245
TOTAL	0.000	3797.317	0.000	397.060	0.00	4.230	1679.563	157.039	130.007	0.000	1392.516	982.245

CUM.	0.000	0.000		NET OIL REVENUES (M$)	0.000
				NET GAS REVENUES (M$)	1679.563
ULT.	0.000	3797.316		TOTAL REVENUES (M$)	1679.563
BTAX RATE OF RETURN (PCT)			100.00	PRODUCT LIFE (YEARS)	31.083
BTAX PAYOUT YEARS			0.00	DISCOUNT RATE (PCT)	10.000
BTAX PAYOUT YEARS (DISC)			0.00	GROSS OIL WELLS	0.0
BTAX NET PROFIT/INVEST			0.00	GROSS GAS WELLS	1.0
BTAX NET PROFIT/INVEST(DISC)			0.00	GROSS WELLS	1.0
INITIAL W.I. %			13.9418	INITIAL NET OIL %	0.0000
FINAL W.I. %			13.9418	FINAL NET OIL %	0.0000
PRODUCTION START DATE			06/2011	INITIAL NET GAS %	10.4563
				FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	1392.516	35.00	669.030
9.00	1007.924	40.00	638.864
10.00	982.245	50.00	591.000
15.00	879.437	60.00	554.379
20.00	805.554	70.00	525.202
25.00	749.479	80.00	501.255
30.00	705.158	90.00	481.145
		100.00	463.952



VILLARREAL #15
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
100000
1000
10000
100
1000
10
GARB062011
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Year
2011
Gas-MCF/M
Qual= GARB062011
Ref= 9/2011
Cum= 467619
Rem= 1618725
EUR= 2086344
Yrs= 50.578
Qref= 56160.8
De= 63.788299
Dmin= 10.000
b= 1.200000
Qab= 51.9
Oil-BBL/M
Ref= 9/2011
Cum= 0

FORREST A. GARB & ASSOCIATES, INC.

VILLARREAL #15 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	411.433	0.000	43.021	0.00	4.230	181.978	17.015	2.440	0.000	162.523	158.958
12-2012	0.000	282.858	0.000	29.576	0.00	4.230	125.109	11.698	4.183	0.000	109.228	258.070
12-2013	0.000	168.216	0.000	17.589	0.00	4.230	74.402	6.957	4.183	0.000	63.263	310.123
12-2014	0.000	123.027	0.000	12.864	0.00	4.230	54.415	5.088	4.183	0.000	45.145	343.860
12-2015	0.000	98.149	0.000	10.263	0.00	4.230	43.412	4.059	4.183	0.000	35.170	367.742
12-2016	0.000	82.210	0.000	8.596	0.00	4.230	36.362	3.400	4.183	0.000	28.779	385.503
12-2017	0.000	71.049	0.000	7.429	0.00	4.230	31.425	2.938	4.183	0.000	24.305	399.136
12-2018	0.000	62.760	0.000	6.562	0.00	4.230	27.759	2.595	4.183	0.000	20.981	409.833
12-2019	0.000	56.271	0.000	5.884	0.00	4.230	24.889	2.327	4.183	0.000	18.379	418.351
12-2020	0.000	50.644	0.000	5.295	0.00	4.230	22.400	2.094	4.183	0.000	16.123	425.144
12-2021	0.000	45.579	0.000	4.766	0.00	4.230	20.160	1.885	4.183	0.000	14.092	430.542
12-2022	0.000	41.021	0.000	4.289	0.00	4.230	18.144	1.696	4.183	0.000	12.265	434.813
12-2023	0.000	36.919	0.000	3.860	0.00	4.230	16.329	1.527	4.183	0.000	10.620	438.176
12-2024	0.000	33.227	0.000	3.474	0.00	4.230	14.697	1.374	4.183	0.000	9.140	440.806
12-2025	0.000	29.905	0.000	3.127	0.00	4.230	13.227	1.237	4.183	0.000	7.808	442.849
12-2026	0.000	26.914	0.000	2.814	0.00	4.230	11.904	1.113	4.183	0.000	6.609	444.422
12-2027	0.000	24.223	0.000	2.533	0.00	4.230	10.714	1.002	4.183	0.000	5.529	445.618
12-2028	0.000	21.800	0.000	2.280	0.00	4.230	9.642	0.902	4.183	0.000	4.558	446.514
12-2029	0.000	19.620	0.000	2.052	0.00	4.230	8.678	0.811	4.183	0.000	3.684	447.173
12-2030	0.000	17.658	0.000	1.846	0.00	4.230	7.810	0.730	4.183	0.000	2.898	447.644
S TOT	0.000	1703.486	0.000	178.122	0.00	4.230	753.456	70.448	81.908	0.000	601.100	447.644
AFTER	0.000	60.005	0.000	6.274	0.00	4.230	26.540	2.482	18.821	0.000	5.238	448.354
TOTAL	0.000	1763.491	0.000	184.396	0.00	4.230	779.996	72.930	100.729	0.000	606.337	448.354

CUM.	0.000	229.839
ULT.	0.000	1993.330

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	779.996
TOTAL REVENUES (M$)	779.996

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.00
BTAX PAYOUT YEARS (DISC)	0.00
BTAX NET PROFIT/INVEST	0.00
BTAX NET PROFIT/INVEST(DISC)	0.00
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	06/2011

PRODUCT LIFE (YEARS)	24.083
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	606.337	35.00	312.520
9.00	458.924	40.00	298.886
10.00	448.354	50.00	277.111
15.00	405.110	60.00	260.345
20.00	373.166	70.00	246.930
25.00	348.488	80.00	235.883
30.00	328.748	90.00	226.584
		100.00	218.617

PROVED DEVELOPED NON-PRODUCING


Gas
Gas-MCF/M
Oil-BBL/M
FROST BANK #1
FIELD: LOPEZ, SE
LOCATION: Duval , TX
OPERATOR: STONE STREET
RESERVOIR: 2500'-'3900 Sand
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
GARB062010
10000
1000
100
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
Year

Gas-MCF/M
Qual= GARB062010
Ref= 9/2011
Cum= 0
Rem= 3539869
EUR= 3539869
Yrs= 26.079
Qref= 33223.8
De= 10.000000
Dmin= 0.000
b= 0.000000
Qab= 2143.6

Oil-BBL/M
Ref= 9/2011
Cum= 0

FORREST A. GARB & ASSOCIATES, INC.

LEASE: FROST BANK #1

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S   A N D   E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2012	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2013	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2017	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2018	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2019	0.000	159.467	0.000	38.234	0.00	3.780	144.525	14.182	7.033	15.984	107.326	49.145
12-2020	0.000	157.268	0.000	37.707	0.00	3.780	142.532	13.986	7.672	0.000	120.874	100.066
12-2021	0.000	141.541	0.000	33.936	0.00	3.780	128.279	12.587	7.672	0.000	108.019	141.435
12-2022	0.000	127.387	0.000	30.543	0.00	3.780	115.451	11.329	7.672	0.000	96.450	175.015
12-2023	0.000	114.648	0.000	27.488	0.00	3.780	103.906	10.196	7.672	0.000	86.038	202.247
12-2024	0.000	103.184	0.000	24.739	0.00	3.780	93.515	9.176	7.672	0.000	76.667	224.308
12-2025	0.000	92.865	0.000	22.266	0.00	3.780	84.164	8.259	7.672	0.000	68.233	242.156
12-2026	0.000	83.579	0.000	20.039	0.00	3.780	75.747	7.433	7.672	0.000	60.642	256.578
12-2027	0.000	75.221	0.000	18.035	0.00	3.780	68.173	6.689	7.672	0.000	53.811	268.211
12-2028	0.000	67.699	0.000	16.232	0.00	3.780	61.355	6.020	7.672	0.000	47.663	277.579
12-2029	0.000	60.929	0.000	14.608	0.00	3.780	55.220	5.418	7.672	0.000	42.129	285.107
12-2030	0.000	54.836	0.000	13.148	0.00	3.780	49.698	4.877	7.672	0.000	37.149	291.141
S TOT	0.000	1238.624	0.000	296.975	0.00	3.780	1122.565	110.152	91.429	15.984	905.000	291.141
AFTER	0.000	249.036	0.000	59.709	0.00	3.780	225.701	22.147	51.149	0.000	152.405	309.447
TOTAL	0.000	1487.660	0.000	356.684	0.00	3.780	1348.266	132.299	142.578	15.984	1057.405	309.447

CUM.	0.000	0.000
ULT.	0.000	1487.660

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	1348.266
TOTAL REVENUES (M$)	1348.266

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	7.71
BTAX PAYOUT YEARS (DISC)	7.72
BTAX NET PROFIT/INVEST	67.15
BTAX NET PROFIT/INVEST(DISC)	40.88
INITIAL W.I. %	31.9683
FINAL W.I. %	31.9683
PRODUCTION START DATE	02/2019

PRODUCT LIFE (YEARS)	26.250
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	23.9761
FINAL NET GAS %	23.9762

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	1057.405	35.00	32.641
9.00	345.767	40.00	22.613
10.00	309.447	50.00	11.458
15.00	183.291	60.00	6.162
20.00	113.475	70.00	3.479
25.00	72.822	80.00	2.046
30.00	48.145	90.00	1.246
		100.00	0.781



Gas
Gas-MCF/M
Oil-BBL/M
FROST BANK #2
FIELD: LOPEZ, SE
LOCATION: Duval , TX
OPERATOR: STONE STREET
RESERVOIR: 2500'-'3900 Sand
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
GARB062010
10000
1000
100
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
Year

Gas-MCF/M	
Qual=	GARB062010
Ref=	9/2011
Cum=	0
Rem=	3815217
EUR=	3815217
Yrs=	26.745
Qref=	35641.4
De=	10.000000
Dmin=	0.000
b=	0.000000
Qab=	2143.6
Oil-BBL/M	
Ref=	9/2011
Cum=	0

LEASE: FROST BANK #2

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S   A N D   E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2012	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2013	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2017	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2018	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2019	0.000	45.029	0.000	10.796	0.00	3.780	40.810	4.004	1.918	15.984	18.903	8.300
12-2020	0.000	168.712	0.000	40.451	0.00	3.780	152.904	15.004	7.672	0.000	130.227	63.161
12-2021	0.000	151.841	0.000	36.406	0.00	3.780	137.613	13.503	7.672	0.000	116.437	107.753
12-2022	0.000	136.657	0.000	32.765	0.00	3.780	123.852	12.153	7.672	0.000	104.027	143.971
12-2023	0.000	122.991	0.000	29.489	0.00	3.780	111.467	10.938	7.672	0.000	92.857	173.362
12-2024	0.000	110.692	0.000	26.540	0.00	3.780	100.320	9.844	7.672	0.000	82.804	197.188
12-2025	0.000	99.623	0.000	23.886	0.00	3.780	90.288	8.860	7.672	0.000	73.756	216.481
12-2026	0.000	89.660	0.000	21.497	0.00	3.780	81.259	7.974	7.672	0.000	65.613	232.085
12-2027	0.000	80.694	0.000	19.347	0.00	3.780	73.133	7.176	7.672	0.000	58.285	244.686
12-2028	0.000	72.625	0.000	17.413	0.00	3.780	65.820	6.459	7.672	0.000	51.689	254.844
12-2029	0.000	65.362	0.000	15.671	0.00	3.780	59.238	5.813	7.672	0.000	45.753	263.019
12-2030	0.000	58.826	0.000	14.104	0.00	3.780	53.314	5.231	7.672	0.000	40.410	269.584
S TOT	0.000	1202.713	0.000	288.365	0.00	3.780	1090.018	106.958	86.314	15.984	880.762	269.584
AFTER	0.000	284.947	0.000	68.320	0.00	3.780	258.248	25.341	56.264	0.000	176.643	290.396
TOTAL	0.000	1487.660	0.000	356.684	0.00	3.780	1348.266	132.299	142.578	15.984	1057.405	290.396

CUM.	0.000	0.000
ULT.	0.000	1487.660

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	1348.266
TOTAL REVENUES (M$)	1348.266

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	8.04
BTAX PAYOUT YEARS (DISC)	8.05
BTAX NET PROFIT/INVEST	67.15
BTAX NET PROFIT/INVEST(DISC)	40.88
INITIAL W.I. %	31.9683
FINAL W.I. %	31.9683
PRODUCTION START DATE	10/2019

PRODUCT LIFE (YEARS)	26.917
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	23.9761
FINAL NET GAS %	23.9762

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	1057.405	35.00	26.722
9.00	326.462	40.00	18.069
10.00	290.396	50.00	8.744
15.00	166.984	60.00	4.505
20.00	100.488	70.00	2.443
25.00	62.756	80.00	1.383
30.00	40.420	90.00	0.812
		100.00	0.492



Gas
Gas-MCF/M
Oil-BBL/M
10000
1000
100
FROST BANK #4
FIELD: LOPEZ, SE
LOCATION: Duval , TX
OPERATOR: STONE STREET
RESERVOIR: 2500'-'3900 Sand
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
GARB062010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
Year

Gas-MCF/M
Qual= GARB062010
Ref= 9/2011
Cum= 0
Rem= 1549914
EUR= 1549914
Yrs= 18.997
Qref= 15751.9
De= 10.000000
Dmin= 0.000
b= 0.000000
Qab= 2143.6

Oil-BBL/M
Ref= 9/2011
Cum= 0

FORREST A. GARB & ASSOCIATES, INC.

LEASE: FROST BANK #4

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S   A N D   E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	15.984	-15.984	-15.240
12-2012	0.000	173.215	0.000	41.530	0.00	4.230	175.673	17.238	7.672	0.000	150.763	120.903
12-2013	0.000	155.893	0.000	37.377	0.00	4.230	158.106	15.514	7.672	0.000	134.919	231.663
12-2014	0.000	140.304	0.000	33.640	0.00	4.230	142.295	13.963	7.672	0.000	120.660	321.713
12-2015	0.000	126.274	0.000	30.276	0.00	4.230	128.066	12.566	7.672	0.000	107.827	394.870
12-2016	0.000	113.646	0.000	27.248	0.00	4.230	115.259	11.310	7.672	0.000	96.277	454.253
12-2017	0.000	102.282	0.000	24.523	0.00	4.230	103.733	10.179	7.672	0.000	85.882	502.409
12-2018	0.000	92.053	0.000	22.071	0.00	4.230	93.360	9.161	7.672	0.000	76.527	541.419
12-2019	0.000	82.848	0.000	19.864	0.00	4.230	84.024	8.245	7.672	0.000	68.107	572.981
12-2020	0.000	74.563	0.000	17.877	0.00	4.230	75.622	7.420	7.672	0.000	60.529	598.481
12-2021	0.000	67.107	0.000	16.090	0.00	4.230	68.059	6.678	7.672	0.000	53.709	619.052
12-2022	0.000	60.396	0.000	14.481	0.00	4.230	61.253	6.010	7.672	0.000	47.571	635.615
12-2023	0.000	54.357	0.000	13.033	0.00	4.230	55.128	5.409	7.672	0.000	42.046	648.925
12-2024	0.000	48.921	0.000	11.729	0.00	4.230	49.615	4.869	7.672	0.000	37.074	659.594
12-2025	0.000	44.029	0.000	10.556	0.00	4.230	44.654	4.382	7.672	0.000	32.600	668.122
12-2026	0.000	39.626	0.000	9.501	0.00	4.230	40.188	3.943	7.672	0.000	28.573	674.918
12-2027	0.000	35.663	0.000	8.551	0.00	4.230	36.170	3.549	7.672	0.000	24.948	680.312
12-2028	0.000	32.097	0.000	7.696	0.00	4.230	32.553	3.194	7.672	0.000	21.686	684.575
12-2029	0.000	28.887	0.000	6.926	0.00	4.230	29.297	2.875	7.672	0.000	18.750	687.926
12-2030	0.000	15.498	0.000	3.716	0.00	4.230	15.718	1.542	4.476	0.000	9.700	689.532
S TOT	0.000	1487.660	0.000	356.684	0.00	4.230	1508.774	148.048	142.578	15.984	1202.163	689.532
AFTER	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	689.532
TOTAL	0.000	1487.660	0.000	356.684	0.00	4.230	1508.774	148.048	142.578	15.984	1202.163	689.532

CUM.	0.000	0.000
ULT.	0.000	1487.660

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	1508.774
TOTAL REVENUES (M$)	1508.774

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT YEARS	0.69
BTAX PAYOUT YEARS (DISC)	0.70
BTAX NET PROFIT/INVEST	76.21
BTAX NET PROFIT/INVEST(DISC)	46.24
INITIAL W.I. %	31.9683
FINAL W.I. %	31.9683
PRODUCTION START DATE	01/2012

PRODUCT LIFE (YEARS)	19.167
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	23.9761
FINAL NET GAS %	23.9762

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	1202.163	35.00	310.245
9.00	722.290	40.00	278.166
10.00	689.532	50.00	229.934
15.00	559.340	60.00	195.486
20.00	468.062	70.00	169.707
25.00	401.113	80.00	149.720
30.00	350.175	90.00	133.791
		100.00	120.810

ATTACHMENT C - 20

PROVED UNDEVELOPED


FROST BANK #6
FIELD: LOPEZ, SE
LOCATION: DUVAL , TX
OPERATOR: DOGWOOD
RESERVOIR: HINNANT 3
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas
Gas-MCF/M
Oil-BBL/M
GARB062010
GARB062010
10000
1000
100
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
Year

Gas-MCF/M	
Qual=	GARB062010
Ref=	9/2011
Cum=	0
Rem=	2000000
EUR=	2000000
Yrs=	100.998
Qref=	0.0
De=	0.000000
Dmin=	0.000
b=	0.800000
Qab=	38.5

Oil-BBL/M	
Qual=	GARB062010
Ref=	9/2011
Cum=	0
Rem=	7553
EUR=	7553
Yrs=	100.998
Qref=	0.0
De=	0.000000
Dmin=	0.000
b=	0.000000
Qab=	0.0

FORREST A. GARB & ASSOCIATES, INC.

FROST BANK #6 LOPEZ, SE DUVAL T

DATE : 09/22/2011
TIME : 10:05:45
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2012	0.825	196.403	0.198	47.090	87.79	4.649	236.302	22.696	5.499	799.206	-591.099	-533.089
12-2013	1.389	330.829	0.333	79.320	87.79	4.649	398.038	38.231	16.496	0.000	343.312	-249.781
12-2014	0.768	182.751	0.184	43.817	87.79	4.649	219.878	21.119	16.496	0.000	182.263	-113.337
12-2015	0.516	122.875	0.124	29.461	87.79	4.649	147.837	14.199	16.496	0.000	117.142	-33.689
12-2016	0.382	91.050	0.092	21.830	87.79	4.649	109.547	10.522	16.496	0.000	82.530	17.296
12-2017	0.300	71.538	0.072	17.152	87.79	4.649	86.071	8.267	16.496	0.000	61.308	51.717
12-2018	0.246	58.459	0.059	14.016	87.79	4.649	70.335	6.756	16.496	0.000	47.084	75.744
12-2019	0.206	49.139	0.049	11.782	87.79	4.649	59.122	5.678	16.496	0.000	36.948	92.882
12-2020	0.177	42.193	0.042	10.116	87.79	4.649	50.764	4.876	16.496	0.000	29.393	105.276
12-2021	0.155	36.836	0.037	8.832	87.79	4.649	44.319	4.257	16.496	0.000	23.567	114.309
12-2022	0.137	32.590	0.033	7.814	87.79	4.649	39.211	3.766	16.496	0.000	18.949	120.912
12-2023	0.122	29.152	0.029	6.989	87.79	4.649	35.074	3.369	16.496	0.000	15.210	125.730
12-2024	0.111	26.316	0.026	6.310	87.79	4.649	31.662	3.041	16.496	0.000	12.125	129.222
12-2025	0.101	23.941	0.024	5.740	87.79	4.649	28.804	2.767	16.496	0.000	9.542	131.721
12-2026	0.092	21.925	0.022	5.257	87.79	4.649	26.380	2.534	16.496	0.000	7.350	133.471
12-2027	0.085	20.196	0.020	4.842	87.79	4.649	24.299	2.334	16.496	0.000	5.470	134.655
12-2028	0.079	18.698	0.019	4.483	87.79	4.649	22.497	2.161	16.496	0.000	3.840	135.412
12-2029	0.073	17.389	0.018	4.169	87.79	4.649	20.922	2.009	16.496	0.000	2.416	135.845
12-2030	0.068	16.236	0.016	3.893	87.79	4.649	19.534	1.876	16.496	0.000	1.163	136.035
S TOT	5.832	1388.516	1.398	332.913	87.79	4.649	1670.597	160.457	302.420	799.206	408.515	136.035
AFTER	0.038	8.991	0.009	2.156	87.79	4.649	10.818	1.039	9.622	0.000	0.157	136.059
TOTAL	5.870	1397.507	1.407	335.069	87.79	4.649	1681.415	161.496	312.042	799.206	408.671	136.059

CUM.	0.000	0.000
ULT.	5.870	1397.507

NET OIL REVENUES (M$)	123.546
NET GAS REVENUES (M$)	1557.869
TOTAL REVENUES (M$)	1681.415

BTAX RATE OF RETURN (PCT)	20.62
BTAX PAYOUT YEARS	4.14
BTAX PAYOUT YEARS (DISC)	5.24
BTAX NET PROFIT/INVEST	1.51
BTAX NET PROFIT/INVEST(DISC)	1.19
INITIAL W.I. %	31.9683
FINAL W.I. %	31.9683
PRODUCTION START DATE	09/2012

PRODUCT LIFE (YEARS)	20.167
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	23.9762
FINAL NET OIL %	23.9762
INITIAL NET GAS %	23.9761
FINAL NET GAS %	23.9762

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	408.671	35.00	-88.512
9.00	154.780	40.00	-106.042
10.00	136.059	50.00	-129.873
15.00	59.828	60.00	-143.887
20.00	5.001	70.00	-151.822
25.00	-35.359	80.00	-155.868
30.00	-65.588	90.00	-157.367
		100.00	-157.178


Gas
GARB032011
VILLARREAL #13
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas-MCF/M
Oil-BBL/M
10000
10000
1000
1000
100
100
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
Year

Gas-MCF/M
Qual= GARB032011
Ref= 9/2011
Cum= 0
Rem= 5390801
EUR= 5390801
Yrs= 51.827
Qref= 7496758.9
De= 99.241880
Dmin= 10.000
b= 1.200000
Qab= 99.4

Oil-BBL/M
Ref= 9/2011
Cum= 0

VILLARREAL #13 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:46
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END--	--GROSS PRODUCTION--		---NET PRODUCTION---		---PRICES---		--------OPERATIONS M$--------					10.0%
MO-YEAR	OIL, MBBL	GAS, MMCF	OIL, MBBL	GAS, MMCF	OIL $/B	GAS $/M	NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	CUM DISC BTAX, M$
12-2011	0.000	368.860	0.000	38.569	0.00	4.230	163.148	15.254	0.697	487.962	-340.765	-339.846
12-2012	0.000	884.435	0.000	92.479	0.00	4.230	391.188	36.576	4.183	0.000	350.429	-20.858
12-2013	0.000	420.106	0.000	43.928	0.00	4.230	185.814	17.374	4.183	0.000	164.258	114.375
12-2014	0.000	289.087	0.000	30.228	0.00	4.230	127.864	11.955	4.183	0.000	111.726	197.886
12-2015	0.000	223.942	0.000	23.416	0.00	4.230	99.050	9.261	4.183	0.000	85.606	256.020
12-2016	0.000	184.330	0.000	19.274	0.00	4.230	81.529	7.623	4.183	0.000	69.724	299.049
12-2017	0.000	157.471	0.000	16.466	0.00	4.230	69.650	6.512	4.183	0.000	58.955	332.116
12-2018	0.000	137.956	0.000	14.425	0.00	4.230	61.018	5.705	4.183	0.000	51.131	358.184
12-2019	0.000	123.061	0.000	12.868	0.00	4.230	54.430	5.089	4.183	0.000	45.158	379.111
12-2020	0.000	110.705	0.000	11.576	0.00	4.230	48.965	4.578	4.183	0.000	40.204	396.049
12-2021	0.000	99.635	0.000	10.418	0.00	4.230	44.069	4.120	4.183	0.000	35.766	409.747
12-2022	0.000	89.671	0.000	9.376	0.00	4.230	39.662	3.708	4.183	0.000	31.771	420.809
12-2023	0.000	80.704	0.000	8.439	0.00	4.230	35.696	3.338	4.183	0.000	28.176	429.727
12-2024	0.000	72.634	0.000	7.595	0.00	4.230	32.126	3.004	4.183	0.000	24.940	436.904
12-2025	0.000	65.370	0.000	6.835	0.00	4.230	28.913	2.703	4.183	0.000	22.028	442.666
12-2026	0.000	58.833	0.000	6.152	0.00	4.230	26.022	2.433	4.183	0.000	19.406	447.282
12-2027	0.000	52.950	0.000	5.537	0.00	4.230	23.420	2.190	4.183	0.000	17.048	450.967
12-2028	0.000	47.655	0.000	4.983	0.00	4.230	21.078	1.971	4.183	0.000	14.925	453.901
12-2029	0.000	42.889	0.000	4.485	0.00	4.230	18.970	1.774	4.183	0.000	13.014	456.227
12-2030	0.000	38.600	0.000	4.036	0.00	4.230	17.073	1.596	4.183	0.000	11.294	458.061
S TOT	0.000	3548.896	0.000	371.084	0.00	4.230	1569.685	146.766	80.165	487.962	854.793	458.061
AFTER	0.000	248.422	0.000	25.976	0.00	4.230	109.878	10.274	49.842	0.000	49.762	463.730
TOTAL	0.000	3797.317	0.000	397.060	0.00	4.230	1679.562	157.039	130.007	487.962	904.555	463.730

CUM.	0.000	0.000
ULT.	0.000	3797.318

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	1679.562
TOTAL REVENUES (M$)	1679.562

BTAX RATE OF RETURN (PCT)	61.52
BTAX PAYOUT YEARS	1.56
BTAX PAYOUT YEARS (DISC)	1.74
BTAX NET PROFIT/INVEST	2.85
BTAX NET PROFIT/INVEST(DISC)	1.97
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	11/2011

PRODUCT LIFE (YEARS)	31.500
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	904.555	35.00	126.236
9.00	491.371	40.00	93.942
10.00	463.730	50.00	43.057
15.00	352.960	60.00	4.585
20.00	273.268	70.00	-25.637
25.00	212.789	80.00	-50.056
30.00	165.051	90.00	-70.218
		100.00	-87.154



Gas
GARB032011
VILLARREAL #16
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas-MCF/M
Oil-BBL/M
10000
1000
100
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
Year
Gas-MCF/M
Qual= GARB032011
Ref= 9/2011
Cum= 0
Rem= 3884983
EUR= 3884983
Yrs= 52.247
Qref= 0.0
De= 0.000000
Dmin= 10.000
b= 1.200000
Qab= 99.4
Oil-BBL/M
Ref= 9/2011
Cum= 0

VILLARREAL #16 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:46
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S   A N D   E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2012	0.000	993.341	0.000	103.867	0.00	4.230	439.357	41.080	3.137	487.962	-92.822	-106.535
12-2013	0.000	527.867	0.000	55.196	0.00	4.230	233.477	21.830	4.183	0.000	207.464	64.464
12-2014	0.000	331.025	0.000	34.613	0.00	4.230	146.413	13.690	4.183	0.000	128.541	160.583
12-2015	0.000	246.741	0.000	25.800	0.00	4.230	109.134	10.204	4.183	0.000	94.748	224.939
12-2016	0.000	198.809	0.000	20.788	0.00	4.230	87.934	8.222	4.183	0.000	75.530	271.557
12-2017	0.000	167.547	0.000	17.519	0.00	4.230	74.107	6.929	4.183	0.000	62.995	306.893
12-2018	0.000	145.405	0.000	15.204	0.00	4.230	64.313	6.013	4.183	0.000	54.117	334.485
12-2019	0.000	128.830	0.000	13.471	0.00	4.230	56.982	5.328	4.183	0.000	47.471	356.485
12-2020	0.000	115.673	0.000	12.095	0.00	4.230	51.163	4.784	4.183	0.000	42.196	374.262
12-2021	0.000	104.106	0.000	10.886	0.00	4.230	46.046	4.305	4.183	0.000	37.558	388.647
12-2022	0.000	93.695	0.000	9.797	0.00	4.230	41.442	3.875	4.183	0.000	33.384	400.270
12-2023	0.000	84.326	0.000	8.817	0.00	4.230	37.298	3.487	4.183	0.000	29.628	409.648
12-2024	0.000	75.893	0.000	7.936	0.00	4.230	33.568	3.139	4.183	0.000	26.247	417.201
12-2025	0.000	68.304	0.000	7.142	0.00	4.230	30.211	2.825	4.183	0.000	23.204	423.271
12-2026	0.000	61.474	0.000	6.428	0.00	4.230	27.190	2.542	4.183	0.000	20.465	428.138
12-2027	0.000	55.326	0.000	5.785	0.00	4.230	24.471	2.288	4.183	0.000	18.000	432.030
12-2028	0.000	49.794	0.000	5.207	0.00	4.230	22.024	2.059	4.183	0.000	15.782	435.132
12-2029	0.000	44.814	0.000	4.686	0.00	4.230	19.821	1.853	4.183	0.000	13.786	437.596
12-2030	0.000	40.333	0.000	4.217	0.00	4.230	17.839	1.668	4.183	0.000	11.989	439.543
S TOT	0.000	3533.304	0.000	369.454	0.00	4.230	1562.789	146.121	78.422	487.962	850.284	439.543
AFTER	0.000	264.013	0.000	27.606	0.00	4.230	116.774	10.918	51.585	0.000	54.271	445.675
TOTAL	0.000	3797.317	0.000	397.060	0.00	4.230	1679.562	157.039	130.007	487.962	904.555	445.675

CUM.	0.000	0.000
ULT.	0.000	3797.317

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	1679.562
TOTAL REVENUES (M$)	1679.562

BTAX RATE OF RETURN (PCT)	61.55
BTAX PAYOUT YEARS	2.03
BTAX PAYOUT YEARS (DISC)	2.21
BTAX NET PROFIT/INVEST	2.85
BTAX NET PROFIT/INVEST(DISC)	1.97
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	04/2012

PRODUCT LIFE (YEARS)	31.917
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	904.555	35.00	111.398
9.00	474.040	40.00	81.653
10.00	445.675	50.00	36.364
15.00	332.993	60.00	3.769
20.00	253.278	70.00	-20.552
25.00	193.897	80.00	-39.183
30.00	147.959	90.00	-53.741
		100.00	-65.291


Gas
GARB032011
VILLARREAL #17
FIELD:
LOCATION: ZAPATA , TX
OPERATOR: CONOCO PHILLIPS
RESERVOIR:
PERFS: @M.UPR_PERF - @M.LWR_PERF - @M.LWR_PERF
Gas-MCF/M
Oil-BBL/M
10000
1000
100
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
Year

Gas-MCF/M	
Qual=	GARB032011
Ref=	9/2011
Cum=	0
Rem=	3884983
EUR=	3884983
Yrs=	52.747
Qref=	0.0
De=	0.000000
Dmin=	10.000
b=	1.200000
Qab=	99.4
Oil-BBL/M	
Ref=	9/2011
Cum=	0

VILLARREAL #17 ZAPATA TX CONO

DATE : 09/22/2011
TIME : 10:05:46
DBS : WDVG
SETTINGS : STONE062011
SCENARIO : BLKROCK062011

R E S E R V E S A N D E C O N O M I C S

AS OF JUNE 1, 2011

--END-- MO-YEAR	--GROSS PRODUCTION-- OIL, MBBL	GAS, MMCF	---NET PRODUCTION--- OIL, MBBL	GAS, MMCF	---PRICES--- OIL $/B	GAS $/M	--------OPERATIONS M$-------- NET OPER REVENUES	SEV & AD TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.0% CUM DISC BTAX, M$
12-2011	0.000	0.000	0.000	0.000	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2012	0.000	497.453	0.000	52.015	0.00	4.230	220.025	20.572	1.046	487.962	-289.555	-267.202
12-2013	0.000	799.467	0.000	83.595	0.00	4.230	353.606	33.062	4.183	0.000	316.362	-5.658
12-2014	0.000	404.162	0.000	42.260	0.00	4.230	178.762	16.714	4.183	0.000	157.865	112.477
12-2015	0.000	282.066	0.000	29.494	0.00	4.230	124.758	11.665	4.183	0.000	108.911	186.478
12-2016	0.000	219.927	0.000	22.996	0.00	4.230	97.274	9.095	4.183	0.000	83.996	238.331
12-2017	0.000	181.707	0.000	19.000	0.00	4.230	80.369	7.515	4.183	0.000	68.672	276.857
12-2018	0.000	155.613	0.000	16.271	0.00	4.230	68.828	6.435	4.183	0.000	58.210	306.539
12-2019	0.000	136.566	0.000	14.280	0.00	4.230	60.403	5.648	4.183	0.000	50.573	329.978
12-2020	0.000	121.965	0.000	12.753	0.00	4.230	53.945	5.044	4.183	0.000	44.719	348.817
12-2021	0.000	109.737	0.000	11.474	0.00	4.230	48.537	4.538	4.183	0.000	39.816	364.066
12-2022	0.000	98.764	0.000	10.327	0.00	4.230	43.683	4.084	4.183	0.000	35.416	376.397
12-2023	0.000	88.887	0.000	9.294	0.00	4.230	39.315	3.676	4.183	0.000	31.457	386.354
12-2024	0.000	79.999	0.000	8.365	0.00	4.230	35.384	3.308	4.183	0.000	27.893	394.380
12-2025	0.000	71.999	0.000	7.528	0.00	4.230	31.845	2.978	4.183	0.000	24.685	400.838
12-2026	0.000	64.799	0.000	6.776	0.00	4.230	28.661	2.680	4.183	0.000	21.798	406.022
12-2027	0.000	58.319	0.000	6.098	0.00	4.230	25.795	2.412	4.183	0.000	19.200	410.173
12-2028	0.000	52.487	0.000	5.488	0.00	4.230	23.215	2.171	4.183	0.000	16.862	413.488
12-2029	0.000	47.238	0.000	4.939	0.00	4.230	20.894	1.954	4.183	0.000	14.758	416.125
12-2030	0.000	42.515	0.000	4.445	0.00	4.230	18.804	1.758	4.183	0.000	12.864	418.215
S TOT	0.000	3513.669	0.000	367.401	0.00	4.230	1554.104	145.309	76.331	487.962	844.503	418.215
AFTER	0.000	283.648	0.000	29.659	0.00	4.230	125.458	11.730	53.676	0.000	60.052	424.935
TOTAL	0.000	3797.317	0.000	397.060	0.00	4.230	1679.563	157.039	130.007	487.962	904.555	424.935

CUM.	0.000	0.000
ULT.	0.000	3797.317

BTAX RATE OF RETURN (PCT)	61.59
BTAX PAYOUT YEARS	2.50
BTAX PAYOUT YEARS (DISC)	2.63
BTAX NET PROFIT/INVEST	2.85
BTAX NET PROFIT/INVEST(DISC)	1.97
INITIAL W.I. %	13.9418
FINAL W.I. %	13.9418
PRODUCTION START DATE	10/2012

NET OIL REVENUES (M$)	0.000
NET GAS REVENUES (M$)	1679.563
TOTAL REVENUES (M$)	1679.563
PRODUCT LIFE (YEARS)	32.417
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	0.0
GROSS GAS WELLS	1.0
GROSS WELLS	1.0
INITIAL NET OIL %	0.0000
FINAL NET OIL %	0.0000
INITIAL NET GAS %	10.4563
FINAL NET GAS %	10.4563

--------- PRESENT WORTH PROFILE ---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0.00	904.555	35.00	95.876
9.00	454.048	40.00	69.009
10.00	424.935	50.00	29.691
15.00	310.517	60.00	2.980
20.00	231.210	70.00	-15.763
25.00	173.427	80.00	-29.205
30.00	129.769	90.00	-38.988
		100.00	-46.168

ATTACHMENT D

DEFINITIONS FOR OIL AND GAS RESERVES

DEFINITIONS FOR OIL AND GAS RESERVES*

(1) *Acquisition of properties.* Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers' fees, recording fees, legal costs, and other costs incurred in acquiring properties.

(2) *Analogous reservoir.* Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an "analogous reservoir" refers to a reservoir that shares the following characteristics with the reservoir of interest:

> (i) Same geological formation (but not necessarily in pressure communication with the reservoir of interest);
>
> (ii) Same environment of deposition;
>
> (iii) Similar geological structure; and
>
> (iv) Same drive mechanism.

(3) *Bitumen.* Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.

(4) *Condensate.* Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

(5) *Deterministic estimate.* The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

(6) *Developed oil and gas reserves.* Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

> (i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and
>
> (ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

---

*These Reserves Definitions are those included in the Securities and Exchange Commission Regulation S-X as of January 1, 2010.

(7) *Development costs.* Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

(i) Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

(ii) Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

(iii) Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

(iv) Provide improved recovery systems.

(8) *Development project.* A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

(9) *Development well.* A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

(10) *Economically producible.* The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.

(11) *Estimated ultimate recovery (EUR).* Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

(12) *Exploration costs.* Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

(i) Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or *G&G* costs.

(ii) Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

(iii) Dry hole contributions and bottom hole contributions.

(iv) Costs of drilling and equipping exploratory wells.

(v) Costs of drilling exploratory-type stratigraphic test wells.

(13) *Exploratory well.* An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.

(14) *Extension well.* An extension well is a well drilled to extend the limits of a known reservoir.

(15) *Field.* An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field that are separated vertically by intervening impervious, strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms *structural feature* and *stratigraphic condition* are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

(16) *Oil and gas producing activities.* (i) Oil and gas producing activities include:

(A) The search for crude oil, including condensate and natural gas liquids, or natural gas ("oil and gas") in their natural states and original locations;

(B) The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;

(C) The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:

(*1*) Lifting the oil and gas to the surface; and

(*2*) Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

(D) Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.

(17) *Possible reserves.* Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

(18) *Probable reserves.* Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv) See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

(19) *Probabilistic estimate.* The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

(20) *Production costs.* (i) Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

(A) Costs of labor to operate the wells and related equipment and facilities.

(B) Repairs and maintenance.

(C) Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

(D) Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

(E) Severance taxes.

(ii) Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

(21) *Proved area.* The part of a property to which proved reserves have been specifically attributed.

(22) *Proved oil and gas reserves.* Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(23) *Proved properties.* Properties with proved reserves.

(24) *Reasonable certainty.* If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

(25) *Reliable technology.* Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

(26) *Reserves.* Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (*i.e.* , absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (*i.e.* , potentially recoverable resources from undiscovered accumulations).

(27) *Reservoir.* A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(28) *Resources.* Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

(29) *Service well.* A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(30) *Stratigraphic test well.* A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as "exploratory type" if not drilled in a known area or "development type" if drilled in a known area.

(31) *Undeveloped oil and gas reserves.* Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

> (i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.
>
> (ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.
>
> (iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

(32) *Unproved properties.* Properties with no proved reserves.

ATTACHMENT E

GENERAL COMMENTS

GENERAL COMMENTS

(1) The reserve estimates presented in this report have been calculated using deterministic procedures. The reserves shown in this report are those estimated to be recoverable under the new guidelines of the Securities and Exchange Commission (SEC). The definitions for oil and gas reserves in accordance with SEC Regulation S-X are set forth in this report.

(2) The estimated future net revenue shown in the cash flow projections is that revenue which should be realized from the sale of the estimated net reserves. Surface and well equipment salvage values have not been considered in the revenue projections. Future net revenue as stated in this report is before the deduction of federal income tax.

(3) The discounted future net revenue is not represented to be the fair market value of these reserves. The estimated reserves included in the cash flow projections have not been adjusted for risk.

(4) The reserves included in this study are estimates only and should not be construed as exact quantities. Future conditions may affect recovery of estimated reserves and revenue, and all categories of reserves may be subject to revision as more performance data become available.

(5) Extent and character of ownership, oil and gas prices, production data, direct operating costs, required capital expenditures, and other data furnished have been accepted as represented. No independent well tests, property inspections, or audits of operating expenses were conducted by our staff in conjunction with this study.

(6) If investments or business decisions are to be made in reliance on these estimates by anyone other than our client, such a person, with the approval of our client, is invited to visit our offices at his own expense so that he can evaluate the assumptions made and the completeness and extent of the data available on which our estimates are based.

(7) Gas contract differences, including take or pay claims, are not considered in this report.

(8) Gas sales imbalances have not been taken into account in the reserve estimates.

(9) Unless otherwise stated in the text, existing or potential liabilities stemming from environmental conditions caused by current or past operating practices have not been considered in this report. No costs are included in the projections of future net revenue or in our economic analyses to restore, repair, or improve the environmental conditions of the properties studied to meet existing or future local, state, or federal regulations.

(10) Any distribution of this report or any part thereof must include these general comments and the cover letter in their entirety.

(11) This report was prepared under the supervision of W.D. Harris III, Registered Professional Engineer No. 75222, State of Texas.

ATTACHMENT F

CONSULTING FIRM PROFILE

FORREST A. GARB & ASSOCIATES, INC.

INTERNATIONAL PETROLEUM CONSULTANTS
5310 HARVEST HILL ROAD, SUITE 275, LB 152
DALLAS, TEXAS 75230 – 5805
(972) 788-1110 Fax (972) 991-3160
E-Mail: forgarb@forgarb.com
Web Site: www.forgarb.com

We are pleased to present this profile of Forrest A. Garb & Associates, Inc. (FGA). FGA is an international petroleum engineering and geologic consulting firm staffed by experienced engineers and geologists. Collectively our staff has more than a century of world-wide experience. FGA has no outside ownership. And the firm has no direct or contingent participation in oil or gas ventures. There are no conflicts of interest or concerns about maintaining the confidentiality of our client's data. The company is dedicated to providing the highest level of integrity, technology, and service.

FGA expertise includes:

- Exploration and Prospect Evaluations
- Reserve Estimation and Evaluation Studies
- Fair Market Value Analyses
- Economic and Market Analyses
- Forensic Engineering and Expert Witness Testimony
- Reservoir Engineering
- Regional and Detailed Geological Studies
- Numeric Simulation Studies
- Special Computer Applications
- Pressure Transient Test Design, Supervision, and Evaluation
- Reservoir Characterization
- Geostatistical Studies
- Oil & Gas Production Environmental Studies
- Minerals Evaluations
- Petrophysical Analyses

FORREST A. GARB & ASSOCIATES, INC.

SENIOR STAFF

Mr. Forrest A. Garb, Founder, Chairman of the Board and Chief Engineer Emeritus, with more than 50 years of practical petroleum industry experience, was a staff member and then a principal of a major consulting firm for over 30 years, serving as president and chief operating officer of this firm for the last 14 of those years. During his tenure, he supervised or prepared over 12,500 assignments varying from simple evaluations to complex reservoir simulations. Using this experience as a base, he assembled the best work system offered to the oil and gas industry. The use of state of the art computers and office equipment, together with an experienced staff, ensures economic service to the client.

Mr. William D. Harris III, P.E., joined FGA in August 1998, and is now the Chief Executive Officer. Previously, he was a Vice President with DeGolyer and MacNaughton where he prepared and supervised engineering studies and reserve and appraisal reports for fields in many countries. Mr. Harris holds a B.S. in Petroleum Engineering from Texas A&M University and a M.B.A. from Southern Methodist University. He is a member of the Society of Petroleum Engineers and is a registered professional engineer in the state of Texas.

Mr. John Cooper, Senior Geologist, joined Forrest A. Garb & Associates, Inc. in 2007. Mr. Cooper received his Bachelor's degree in Geology from the University of Louisiana - Lafayette (formerly the University of Southwestern Louisiana) and holds an MBA from Tulane University. He was employed at Great Southern Oil and Gas, Innex Energy, and Hunt Petroleum in various geological and technical positions, and is experienced in log analysis, geological interpretations, and reserves evaluations using the latest technologies. Mr. Cooper is a member of the American Association of Petroleum Geologists, the Society of Economic Geophysicists, and the Dallas Geological & Geophysical Society.

Mr. Gerald K. Ebanks, Senior Geologist, received his M.A. degree in geology from the University of Texas at Austin and has more than 35 years of experience in petroleum geology. He was employed with Mobil Oil Corporation, and subsequently with Ray Holifield and Associates, and PXI, Incorporated, in various geological positions. Mr. Ebanks is a member of the American Association of Petroleum Geologists, Dallas Geological Society, Houston Geological Society, and is a certified petroleum geologist.

Ms. Stacy M. Light, P.E., Senior Reservoir Engineer, joined Forrest A. Garb & Associates, Inc. in May 2010 as a reservoir engineer. Ms. Light previously worked for ARCO Oil and Gas as a reservoir/operations engineer and crude oil risk management director. She performed detailed production, reservoir and economic analyses for both onshore and offshore properties, and supervised engineers in the same capacity. She also performed risk management duties, trading crude oil futures and options on the New York Mercantile Exchange. Areas worked include onshore and offshore Gulf Coast and the mid-continent area. Ms. Light received a B.S. in Petroleum Engineering from Texas A&M University and is a registered professional engineer in the state of Texas and a member of the Society of Petroleum Engineers (SPE).

FORREST A. GARB & ASSOCIATES, INC.

Mr. Claude M. (Mike) Rightmire, Senior Vice President Petroleum Engineering, joined Forrest A. Garb & Associates, Inc. in December 2007, as a reservoir engineer. Mr. Rightmire previously worked for ARCO Alaska and ARCO Exploration & Production Technologies as a reservoir and operations engineer and most recently for Pinnacle Technologies as a senior engineer and project manager. His work experience includes over 25 years of operations and reservoir engineering assignments, reservoir engineering research and applications development work, and fracture stimulation engineering. Mr. Rightmire holds a B.S. in Petroleum Engineering from Texas A&M University, a B.S. in Biological Science from the University of Alaska Anchorage, and is a member of the Society of Petroleum Engineers (SPE).

Ms. Sandra W. Wall, Senior Vice President Petroleum Engineering, joined Forrest A. Garb & Associates, Inc. in August 2006, as a reservoir engineer. Ms. Wall previously worked for Texas Eastern Corp., Exploration and Production Division, and Transwestern Pipeline Company as a reservoir engineer and project manager. She performed detailed reservoir and economic analyses for both onshore and offshore properties, ran 3D computer simulation studies for massive hydraulic fracturing, water floods, and CO_2 floods, and coordinated the development of exploration projects. Areas worked include onshore and offshore Gulf Coast, Alaska North Slope, Rocky Mountains, Offshore California, Offshore Australia, Indonesia, and North Sea. Ms. Wall holds a B.S. in Petroleum Engineering from Texas A&M University, a M.B.A. from Houston Baptist University, and is a member of the Society of Petroleum Engineers (SPE).

FORREST A. GARB & ASSOCIATES, INC.

THE COMPANY

Forrest A. Garb & Associates, Inc. (FGA) is a consulting firm comprised of professional petroleum engineers, geologists, and technical support personnel with diversified backgrounds in all phases of the petroleum and energy industries. The group prides itself in offering the highest level of ethics, state of the art technology, and prompt dedicated service to our clients.

The firm offers a complete range of geological and engineering services - from screening exploration prospects and designing development drilling projects to estimating reserves, forecasting future production, and presenting economic analyses. Major financial institutions accept the validity of our studies, particularly in the areas of reserve estimation and appraisal. The fair market value analysis technique developed by FGA is being applied by some of industry's largest players.

Major integrated and independent oil and gas companies have used our estimates of future production rates and available hydrocarbon resources to design facilities, and to establish contract terms.

FGA is a leader in the development and application of computers to the daily requirements of petroleum engineering. Mainframe programs, hand-held computer programs, and personal computer systems designed by Mr. Garb have been installed in many major integrated oil company offices around the world.

Associations with facilities design, seismic interpretation, petrology, and environmental firms, renowned in their own right, enable the FGA organization to offer a complete service to its clients under one master contract.

Because the company has no hydrocarbon production and because it has no outside ownership to dictate opinions, the determinations of the firm are independent. Its studies are without bias and are based on the best interpretation of all available data after processing with "state of the art" methods and equipment.

FGA restricts its activities exclusively to consultation; it does not accept contingent fees nor does it own operating interests in any oil, gas, or mineral properties. The firm subscribes to a code of professional conduct, and its employees actively support their related technical and professional societies.

The entire FGA staff is dedicated to providing each client with a personalized and cost-efficient approach to serve their individual needs.